File No. 333-104436


                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                 POST-EFFECTIVE
                                AMENDMENT NO. 7

                                       TO

                                    FORM S-6

    For Registration Under the Securities Act of 1933 of Securities of Unit
                  Investment Trusts Registered on Form N-8B-2


                     THE FIRST TRUST(R) COMBINED SERIES 278
                             (Exact Name of Trust)

                          FIRST TRUST PORTFOLIOS L.P.
                           (Exact Name of Depositor)

                             120 East Liberty Drive
                                   Suite 400
                            Wheaton, Illinois  60187

         (Complete address of Depositor's principal executive offices)


          FIRST TRUST PORTFOLIOS L.P.          CHAPMAN AND CUTLER LLP
          Attn:  James A. Bowen                Attn:  Eric F. Fess
          120 East Liberty Drive               111 West Monroe Street
          Suite 400                            Chicago, Illinois  60603
          Wheaton, Illinois  60187

               (Name and complete address of agents for service)


It is proposed that this filing will become effective (check appropriate box)


::          immediately upon filing pursuant to paragraph (b)
:x:          July 30, 2010
::          60 days after filing pursuant to paragraph (a)
::          on  (date)  pursuant  to  paragraph  (a)  of  rule  (485  or  486)

                      THE FIRST TRUST COMBINED SERIES 278
                      COLORADO INSURED SERIES 20 PORTFOLIO
                                  2,478 UNITS


PROSPECTUS
Part One
Dated July 30, 2010

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from Colorado State and local income taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust Combined Series 278, Colorado Insured Series 20 Portfolio (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the State of Colorado, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all federal income taxes and from Colorado State and local income taxes under existing law. At June 1, 2010, each Unit represented a 1/2,478 undivided interest in the principal and net income of the Trust (see "The First Trust Combined Series" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, First Trust Portfolios L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public  Offering  Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 4.2% of the Public Offering Price (4.384% of the net amount invested). At June 1, 2010, the Public Offering Price per Unit was $1,012.74 plus net interest accrued to date of settlement (three business days after such date) of $2.19 and $19.69 for the monthly and semi-annual distribution plans, respectively (see "Public Offering" in Part Two).

        Please retain all parts of this Prospectus for future reference.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
                   FIRST TRUST PORTFOLIOS L.P.
                             Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 4.13% per annum on June 1, 2010, and 4.09% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 3.46% per annum on June 1, 2010, and 3.41% under the monthly distribution plan. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "Estimated Returns" in Part Two.

                  THE FIRST TRUST COMBINED SERIES 278
                  COLORADO INSURED SERIES 20 PORTFOLIO
           SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 1, 2010
                  Sponsor:  First Trust Portfolios L.P.
             Evaluator:  Securities Evaluation Service, Inc.
                  Trustee:  The Bank of New York Mellon


GENERAL INFORMATION
(Unaudited)

Principal Amount of Bonds in the Trust                               $2,450,000
Number of Units (rounded to the nearest whole Unit)                       2,478
Fractional Undivided Interest in the Trust per Unit                     1/2,478
Public Offering Price:
 Aggregate Value of Securities in the Portfolio                      $2,404,521
 Aggregate Value of Securities per Unit                                 $970.35
 Principal cash (overdraft) in the Portfolio                              $(347)
 Principal cash (overdraft) per Unit                                     $(0.14)
 Sales Charge 4.384% (4.20% of Public Offering Price,
   excluding Income and Principal cash (overdraft)                       $42.53
 Public Offering Price per Unit                                       $1,012.74
Redemption Price and Sponsor Repurchase Price per Unit
   ($42.53 less than the Public Offering Price per Unit)                $970.21*
Discretionary Liquidation Amount of the Trust
   (20% of the original principal amount of Bonds in the Trust)        $586,000

Date Trust Established                                           April 22, 2003
Mandatory Termination Date                                   September 30, 2033

Evaluators Fee: $0.30 per Unit. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m.
Eastern time) on each day on which it is open.

Supervisory fee payable to an affiliate of the Sponsor: Maximum of $0.45 per Unit annually.

* Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redeeming Your Units" and "How We Purchase Units" in Part Two).

                  THE FIRST TRUST COMBINED SERIES 278
                  COLORADO INSURED SERIES 20 PORTFOLIO
           SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 1, 2010
                  Sponsor:  First Trust Portfolios L.P.
             Evaluator:  Securities Evaluation Service, Inc.
                     Trustee:  The Bank of New York



PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS
(Unaudited)

                                                                       Semi-
                                                           Monthly     Annual

Calculation of Estimated Net Annual Income:
 Estimated Annual Interest Income                          $44.33      $44.33
 Less:  Estimated Annual Expense                           $ 2.92      $ 2.47
 Estimated Net Annual Interest Income                      $41.41      $41.86
Calculation of Interest Distribution:
 Estimated Net Annual Interest Income                      $41.41      $41.86
 Divided by 12 and 2, Respectively                         $ 3.45      $20.93
Estimated Daily Rate of Net Interest Accrual               $ 0.1150    $ 0.1163
Estimated Current Return Based on Public Offering Price      4.09 %      4.13 %
Estimated Long-Term Return Based on Public Offering Price    3.41 %      3.46 %

Trustees Annual Fee: $1.31 and $0.86 per Unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.

Computation Dates:  Fifteenth day of the month as follows:
monthly - each month; semi-annual - June and December.

Distribution Dates:  Last day of the month as follows:
monthly - each month; semi-annual - June and December.

     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Unit Holders of
The First Trust Combined Series 278,
Colorado Insured Series 20 Portfolio

We have audited the statement of assets and liabilities of The First Trust Combined Series 278, Colorado Insured Series 20 Portfolio (the Trust), including the schedule of investments, as of March 31, 2010, and the related statements of operations and of changes in net assets for each of the three years then ended and financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Trusts Sponsor. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trusts internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trusts Sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The First Trust Combined Series 278, Colorado Insured Series 20 Portfolio, at March 31, 2010, and the results of its operations and changes in its net assets for each of the three years then ended and financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, the accompanying financial highlights for the year ended March 31, 2009 have been restated for the correction of an error.

Deloitte & Touche LLP
Chicago, Illinois
July 29, 2010

              THE FIRST TRUST COMBINED SERIES 278
              COLORADO INSURED SERIES 20 PORTFOLIO

               STATEMENT OF ASSETS AND LIABILITIES

                         March 31, 2010


ASSETS

Securities at fair value (cost, $2,354,429)             $2,376,673
Accrued interest                                            31,104
                                                        __________
TOTAL ASSETS                                            $2,407,777
                                                        ==========

LIABILITIES AND NET ASSETS

Cash overdraft                                          $   19,949
Accrued liabilities                                            554
                                                        __________
TOTAL LIABILITIES                                           20,503
                                                        __________

Net assets, applicable to 2,478 outstanding
   Units of fractional undivided interest:
 Cost of securities                                      2,354,429
 Net unrealized appreciation (depreciation)                 22,244
 Distributable funds (deficit)                              10,601
                                                        __________
NET ASSETS                                               2,387,274
                                                        __________

TOTAL LIABILITIES AND NET ASSETS                        $2,407,777
                                                        ==========

Net asset value per Unit                                $   963.39
                                                        ==========


Unit amounts are rounded to the nearest whole Unit.
See notes to financial statements.

                      THE FIRST TRUST COMBINED SERIES 278
                      COLORADO INSURED SERIES 20 PORTFOLIO

                             SCHEDULE OF INVESTMENTS

                                 March 31, 2010

                                                      Coupon
                                                      interest Date of         Redemption      Rating (b)   Principal
Name of issuer and title of bond (f)                  rate     maturity        provisions (a) (Unaudited)   amount        Value
UNIVERSITIES AND SCHOOLS  11%
Colorado Educational and Cultural Facilities
 Authority, Student Housing Revenue (University of
 Northern Colorado Foundation Student Housing
 LLC I  Arlington Park Apartment Project),                                     2011 @ 100
 Series 2001A, (MBIA Insured) (c) (e)                 5.00%     7/01/2031      2026 @ 100 S.F.  A           $  285,000    $ 259,931

GENERAL OBLIGATION  43%
Joint School District No. 28J, Adams and Arapahoe
 Counties, Colorado, General Obligation,
 Series 2003A, (FSA Insured) (Prerefunded) (c)        5.00     12/01/2022      2013 @ 100       AAA             90,000      100,975
Joint School District No. 28J, Adams and Arapahoe
 Counties, Colorado, General Obligation,
 Series 2003A, (FSA Insured) (Prerefunded) (c)        5.00     12/01/2022      2013 @ 100       AAA            350,000      396,179
Joint School District No. 28J, Adams and Arapahoe
 Counties, Colorado, General Obligation,
 Series 2003A, (FSA Insured) (Unrefunded) (c)         5.00     12/01/2022      2013 @ 100       AAA             35,000       36,966
Durango School district 9-R, La Plata County,
 Colorado, General Obligation, Series 2002,                                    2012 @ 100
 (MBIA Insured) (c)                                   5.25     11/01/2025      2024 @ 100 S.F.  NR             440,000      486,962


                                                              (Continued)

                      THE FIRST TRUST COMBINED SERIES 278
                      COLORADO INSURED SERIES 20 PORTFOLIO

                             SCHEDULE OF INVESTMENTS

                                 March 31, 2010

                                                      Coupon
                                                      interest Date of       Redemption      Rating (b)   Principal
Name of issuer and title of bond (f)                  rate     maturity      provisions (a) (Unaudited)   amount        Value
TRANSPORTATION  4%
E-470 Public Highway Authority (Colorado), Senior
 Revenue, Series 1997B (Capital Appreciation),
 (MBIA Insured) (c)                                    (d)     9/01/2026                      A           $  250,000    $   84,280

MISCELLANEOUS  42%
Certificates of Participation, Series 2003,
 Adams County (Colorado), Public Facilities
 Leasing Trust 2003, (MBIA Insured) (c) (e)            4.75%   12/01/2023   2013 @ 100        AA             500,000       512,090
County of Boulder, Colorado, Development Revenue,
 Series 2002 (University Corporation for Atmospheric                        2012 @ 100
 Research), (MBIA Insured) (c) (e)                     5.00     9/01/2033   2028 @ 100 S.F.   A+             500,000       499,290
                                                                                                          ________________________
Total investments (total cost $2,354,429)  100%                                                           $2,450,000    $2,376,673
                                                                                                          ========================


(Continued)

              THE FIRST TRUST COMBINED SERIES 278
              COLORADO INSURED SERIES 20 PORTFOLIO

                     SCHEDULE OF INVESTMENTS

                         March 31, 2010


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). S.F. indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. None of the aggregate principal amount of the Bonds in the Trust is subject to call within the next year.

(b) The unaudited ratings shown are those effective at March 31, 2010. All unaudited ratings are by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") unless otherwise indicated. NR indicates no rating by Standard & Poor's. Such Securities may, however, be rated by another nationally recognized statistical rating organization.

(c) Insurance has been obtained by the Bond issuer. Such insurance coverage continues in force so long as the bonds are outstanding and the insurer remains in business.

(d) This Bond has no stated interest rate ("zero coupon bond") and, accordingly, will have no periodic interest payments to the Trust. Upon maturity, the holders of this Bonds are entitled to receive 100% of the stated principal amount. The Bond was issued at an original issue discount on August 27, 1997 at a price of 20.603% of their original principal amount.

(e) These Bonds were issued at an original issue discount on the following dates and at the following percentages of their original principal amount:

                                         Date            %

       Adams County (Due 12/01/2023)    04/01/2003    99.605
       County of Boulder                12/18/2002    99.525
       Colorado Educational             08/15/2001    97.273

(f) Percentages are calculated based on net assets. The Bonds consist of obligations of six issuers located in Colorado. Five Bond issues each represent 10% or more of the net assets of the Trust or a total of approximately 90%. The largest such issue represents approximately 21%.





See notes to financial statements.                                   (Concluded)

              THE FIRST TRUST COMBINED SERIES 278
              COLORADO INSURED SERIES 20 PORTFOLIO

                    STATEMENTS OF OPERATIONS

                                         Year ended   Year ended   Year ended
                                          March 31,   March 31,     March 31,
                                            2010         2009         2008

Interest income                            $106,830    $107,472   $114,293

Expenses:
 Trustees fees and related expenses          (4,220)     (4,438)    (4,247)
 Evaluators fees                               (634)       (444)      (644)
 Supervisory, bookkeeping, and
   administrative service fees                 (951)       (218)      (965)
 Other expenses                                (393)     (1,239)    (1,250)
                                          _________________________________
 Total expenses                              (6,198)     (6,339)    (7,106)
                                          _________________________________
   Investment income (loss)  net            100,632     101,133    107,187

Net gain (loss) on securities:
 Net realized gain (loss) on securities        -            648        (84)
 Change in net unrealized appreciation
   (depreciation) on securities              84,440     (84,168)   (45,424)
                                          _________________________________
Net gain (loss) on securities                84,440     (83,520)   (45,508)
                                          _________________________________
Net increase (decrease) in net assets
 resulting from operations                 $185,072    $ 17,613   $ 61,679
                                          =================================


See notes to financial statements.

              THE FIRST TRUST COMBINED SERIES 278
              COLORADO INSURED SERIES 20 PORTFOLIO

               STATEMENTS OF CHANGES IN NET ASSETS

                                                 Year ended     Year ended  Year ended
                                                 March 31,      March 31,   March 31,
                                                 2010           2009        2008
Net increase (decrease) in net assets
   resulting from operations:
 Investment income (loss)  net                   $   100,632    $101,133    $107,187
 Net realized gain (loss) on securities                 -            648         (84)
 Change in net unrealized appreciation
   (depreciation) on securities                       84,440     (84,168)    (45,424)
                                                 ____________________________________
 Net increase (decrease) in net assets
   resulting from operations                         185,072      17,613      61,679
                                                 ____________________________________

Distributions to Unit holders:
 Investment income  net                             (103,233)   (104,545)   (104,028)
                                                 ____________________________________

Units redeemed:
 Principal portion                                      -        (19,776)    (26,043)
 Net interest accrued                                   -            (46)        (87)
                                                 ____________________________________
 Total redeemed                                         -        (19,822)    (26,130)
                                                 ____________________________________

Total increase (decrease) in net assets              81,839     (106,754)    (68,479)

Net assets:
 Beginning of the year                            2,305,435    2,412,189   2,480,668
                                                 ____________________________________
 End of the year                                 $2,387,274   $2,305,435  $2,412,189
                                                 ====================================
Distributable funds (deficit) at end of the year $   10,601   $   10,182  $    3,653
                                                 ====================================
Trust Units:
 Beginning of the year                                2,478        2,500       2,527
 Redeemed                                                 -          (22)        (27)
                                                 ____________________________________
 End of the year                                      2,478        2,478       2,500
                                                 ====================================


Unit amounts are rounded to the nearest whole Unit.
See notes to financial statements.

              THE FIRST TRUST COMBINED SERIES 278
              COLORADO INSURED SERIES 20 PORTFOLIO

                  NOTES TO FINANCIAL STATEMENTS


1. Organization

The First Trust Combined Series 278, Colorado Insured Series 20 Portfolio (the Trust) is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the State of Colorado, counties, municipalities, authorities, and political subdivisions thereof. The Trust was established on April 22, 2003, and has a mandatory termination date of September 30, 2033.

2. Significant accounting policies

Basis of presentation - The financial statements are presented on the accrual basis of accounting.

Security valuation - Bonds are stated at values as determined by the Evaluator. First Trust Advisors L.P., an affiliate of First Trust Portfolios L.P. (the Sponsor), is the Evaluator. The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above.

Fair Value Measurements - The Trust adopted Financial Accounting Standards Board (FASB) Accounting Standards Codification ASC Topic 820, Fair Value Measurements and Disclosures, (ASC
820), effective April 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Trust would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the security. ASC 820 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the Trust. Unobservable inputs are inputs that reflect the Trusts own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

 -  Level 1  quoted prices in active markets for identical securities
 - Level 2 other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
 - Level 3 significant unobservable inputs (including the Trusts own assumptions in determining the fair value of securities)

The valuation techniques used by the Trust to measure fair value during the year ended March 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of March 31, 2010 in valuing the Trusts securities carried at fair value:

Valuation Inputs
Level 1-Quoted Price                                   $      -
Level 2-Other Significant Observable Inputs              2,376,673
Level 3-Significant Unobservable Inputs
                                                       ____________
Total                                                  $ 2,376,673
                                                       ============

Security cost - The Trusts cost of its portfolio is based on the offering prices of the bonds on the date the bonds were deposited in the Trust, plus amortization of premium or discount. The premium or discount (including original issue discount) existing on the date the bonds were deposited is being amortized over the life of the bonds. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes - The Trust is not taxable for federal income tax purposes. Each Unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

The Trust accounts for uncertain tax positions under FASB ASC Topic 740, Income Taxes (ASC 740), which requires the Trust to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority based on the technical merits of the position. The Trust has recognized no liabilities in connection with ASC 740 in the accompanying financial statements. The Trusts tax years remain open for examination by tax authorities for a period of three years from when they are filed.

Expenses of the Trust - The Trust pays a fee for Trustee services of $1.31 and $0.86 per Unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Additionally, a fee of $0.30 per Unit, limited to the actual cost of providing services to all unit investment trusts by the Evaluator or its affiliates, is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs and an aggregate annual fee to an affiliate of the Sponsor for supervisory, bookkeeping and administrative services. The Trust incurs expenses of the Trustee according to its responsibilities under the Trust Indenture. The Trust may incur other miscellaneous expenses.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at March 31, 2010 follows:

            Unrealized appreciation                  $ 91,514
            Unrealized depreciation                   (69,270)
                                                     ________
                                                     $ 22,244
                                                     ========

4. Other information

Cost to investors The cost to initial investors of Units of the Trust was based on the aggregate offering price of the bonds on the date of an investors purchase, plus a sales charge of 4.90% of the Public Offering Price, which was equivalent to approximately 5.152% of the net amount invested.

Distributions to Unit holders Distributions of net interest income to Unit holders are made monthly or semi-annually. Such income distributions per Unit, on an accrual basis, were as follows:

      Type of
    Distribution            Year ended March 31,
        plan             2010       2009        2008

      Monthly           $41.57     $41.91     $ 41.29
    Semi-annual          42.01      42.38       41.86


5.         Subsequent events

In accordance with the provisions set forth in FASB ASC Topic 855, Subsequent Events, the Sponsor has evaluated the impact of all subsequent events on the Trust through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

6.         Restatement of financial statements

Subsequent to the issuance of the Trusts financial statements for the year ended March 31, 2009, the Trust identified that in the financial highlights for the year ended March 31, 2009, distributions to Unit holders of investment income were incorrectly characterized as distributions to Unit holders of investment loss, which resulted in errors in the calculations of net gain (loss) on investments and total return per unit. As a result, the Trust has restated the amounts previously reported for the year ended March 31, 2009 as follows:

                           As previously reported   As restated

Financial Highlights:
Distributions to unit holders:
 Investment (Income) loss  net      $  42.01             $ (42.01)
 Net gain (loss) on securities      $(117.16)            $ (33.14)

Total return                           (7.93)%               0.78%

7. Financial highlights

Interest income, expenses and investment income (loss) net per Unit have been calculated based on the weighted-average number of Units outstanding during the period. Distributions to Unit holders, if any, per Unit reflect the Trusts actual distributions during the period. The net gain (loss) on investments per Unit includes the impact of the issuance and/or redemption of Units during the period at net asset values which differed from the net asset value per Unit at the beginning of the period. Total return does not include reinvestment of distributions. The investment income (loss) - net and total expense ratios are computed based upon the quarterly weighted average net assets for the Trust.

                                               Year ended     Year ended      Year ended    Year ended   Year ended
                                               March 31,      March 31,       March 31,     March 31,    March 31,
                                               2010           2009            2008          2007         2006
                                                              As Restated,
                                                              see Note 6

Interest income                               $ 43.11         $ 43.18        $ 45.48        $ 45.67      $ 45.52
Expenses                                        (2.50)          (2.55)         (2.83)         (3.05)       (2.69)
                                              ___________________________________________________________________
   Investment income (loss)  net                40.61           40.63          42.65          42.62        42.83

Distributions to Unit holders:
 Investment income  net                        (41.66)         (42.01)        (41.40)        (41.66)      (42.30)
 Principal from investment transactions
Net gain (loss) on securities                   34.08          (33.14)        (18.04)         16.76        10.26
                                              ___________________________________________________________________
   Total increase (decrease) in net assets      33.03          (34.52)        (16.79)         17.72        10.79

Net assets:
 Beginning of the period                       930.36          964.88         981.67         963.95       953.16
                                             ____________________________________________________________________
 End of the period                           $ 963.39        $ 930.36       $ 964.88       $ 981.67     $ 963.95
                                             ====================================================================

Total return                                     8.03 %          0.78 %        2.51 %         6.16 %       5.57 %
Ratio of total expenses to average net assets    0.26 %          0.27 %        0.29 %         0.31 %       0.28 %
Ratio of investment income (loss) - net to
 average net assets                              4.27 %          4.36 %        4.40 %         4.39 %       4.47 %

              THE FIRST TRUST COMBINED SERIES 278
              COLORADO INSURED SERIES 20 PORTFOLIO

                            PART ONE
         Must be Accompanied by Part Two and Part Three

                         _______________
                       P R O S P E C T U S
                         _______________


               SPONSOR:            First Trust Portfolios L.P.
                                   120 East Liberty Drive, Suite 400
                                   Wheaton, Illinois 60187
                                   (800) 621-1675

               TRUSTEE:            The Bank of New York Mellon
                                   101 Barclay Street
                                   New York, New York 10286

               LEGAL COUNSEL       Chapman and Cutler LLP
               TO SPONSOR:         111 West Monroe Street
                                   Chicago, Illinois 60603

               LEGAL COUNSEL       Carter Ledyard & Milburn LLP
               TO TRUSTEE:         2 Wall Street
                                   New York, New York 10005

               INDEPENDENT         Deloitte & Touche LLP
               REGISTERED PUBLIC   111 South Wacker Drive
               ACCOUNTING FIRM:    Chicago, Illinois 60606


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


                     THE FIRST TRUST COMBINED SERIES

PROSPECTUS                             NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                       ONLY BE USED WITH PART ONE
Dated July 30, 2010                                        AND PART THREE

The First Trust Combined Series is a unit investment trust. The First Trust Combined Series has many separate series. The Part One which accompanies this Part Two describes one such series of the First Trust Combined Series. Each series of the First Trust Combined Series consists of one or more portfolios ("Trust(s)") which invest in tax-exempt municipal bonds. See Part One and Part Three for a more complete description of the portfolio for each Trust.

  All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             FIRST TRUST (R)

                             1-800-621-1675

                            Table of Contents

The First Trust Combined Series                          3
Estimated Returns                                        3
Risk Factors                                             3
Public Offering                                          5
Distribution of Units                                    6
The Sponsor's Profits                                    7
The Secondary Market                                     7
How We Purchase Units                                    7
Expenses and Charges                                     7
Bond Insurance                                           8
Tax Status                                               9
Rights of Unit Holders                                  13
Interest and Principal Distributions                    14
Redeeming Your Units                                    15
Removing Bonds from a Trust                             16
Amending or Terminating the Indenture                   17
Description of Bond Ratings                             17
Information on the Sponsor, Trustee and Evaluator       19
Other Information                                       20

              The First Trust Combined Series

The First Trust Combined Series Defined.

We, First Trust Portfolios L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the First Trust Combined Series. See Part One for a description of the series and Trusts for which this Part Two Prospectus relates.

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among First Trust Portfolios L.P., as Sponsor, The Bank of New York Mellon as Trustee, FTP Services LLC ("FTPS") as FTPS Unit Servicing Agent for certain Trusts, as set forth in Part One, First Trust Advisors L.P. as Portfolio Supervisor and Evaluator for certain Trusts and Securities Evaluation Service, Inc. as Evaluator for certain Trusts, governs the operation of the Trusts.

How We Created the Trusts.

On the Initial Date of Deposit for each Trust, we deposited municipal bonds and/or contracts for municipal bonds (including a letter of credit or the equivalent) ("Bonds") with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

See "Objectives" in Part Three for each Trust for a specific description of such Trust's objective.

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Securities will mature or may be redeemed prior to the Termination Date or may be periodically sold under certain circumstances to satisfy Trust obligations, to meet redemption requests and, as described in "Removing Securities from a Trust," to maintain the sound investment character of a Trust, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Bonds will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in the Trust. As the holder of the Bonds, the Trustee will vote the Bonds and will endeavor to vote the Bonds such that the Bonds are voted as closely as possible in the same manner and the same general proportion as are the Bonds held by owners other than such Trust.

Neither we nor the Trustee will be liable for a failure in any of the Bonds.

                     Estimated Returns

The Estimated Current and Long-Term Returns set forth in the "Summary of Essential Information" in Part One of this prospectus are estimates and are designed to be comparative rather than predictive. We cannot predict your actual return, which will vary with Unit price, how long you hold your investment and with changes in the portfolio, interest income and expenses. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions with respect to when the Securities pay interest and when distributions are paid by the Trust. Estimated Current Return equals the estimated annual interest income to be received from the Bonds less estimated annual Trust expenses, divided by the Public Offering Price per Unit (which includes the initial sales charge). Estimated Long-Term Return is a measure of the estimated return over the estimated life of a Trust and is calculated using a formula which (1) factors in the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Bonds, and (2) takes into account a compounding factor, the sales charge and expenses. Unlike Estimated Current Return, Estimated Long-Term Return reflects maturities, discounts and premiums of the Bonds in the Trust. We will provide you with estimated cash flows for your Trust at no charge upon your request.

                       Risk Factors

Price Volatility. Each Trust invests in municipal bonds. The value of the Securities will decline with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown. An economic slowdown, or a reduction in an issuer's creditworthiness, may result in the issuer being unable to maintain earnings at a level sufficient to maintain interest and principal payments. The value of the Securities will also fluctuate with changes in investors' perceptions of an issuer's financial condition or the general condition of the municipal bond market, changes in inflation rates or when political or economic events affecting the issuers occur.

Because the Trusts are not managed, the Trustee will not sell Securities in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of a Trust will be positive over any period of time or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest. There is no guarantee that the issuers of the Bonds will be able to satisfy their interest payment obligations to the Trust over the life of a Trust.

Current Economic Conditions. In December 2008, the National Bureau of Economic Research officially announced that the U.S. economy has been in a recession since December 2007. This announcement came months after U.S. stock markets entered bear market territory after suffering losses of 20% or more from their highs of October 2007. This recession began with problems in the housing and credit markets, many of which were caused by defaults on "subprime" mortgages and mortgage-backed securities, eventually leading to the failures of some large financial institutions. Economic activity has now declined across all sectors of the economy, and the United States is experiencing increased unemployment. The current economic crisis has affected the global economy with European and Asian markets also suffering historic losses. Due to the current state of the economy, the value of the Securities held by the Trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet known and cannot be predicted.

Municipal Bonds. Each Trust invests in tax-exempt municipal bonds. Municipal bonds are debt obligations issued by states or political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. In such an occurrence, the Unit holder may not be able to reinvest the money you receive in other bonds that have as high a yield or as long a maturity.

Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from federal income taxation. The market for municipal bonds is generally less liquid than for other securities and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by the Trusts and would therefore impact the price of both the Bonds and the Units. In recognition of this fact, Moody's recently assigned a negative outlook to the creditworthiness of all local governments in the United States.

Acts of terrorism and any resulting damage may not be covered by insurance on the bonds. Issuers of the bonds may therefore be at risk of default due to losses sustained as a result of terrorist activities.

Insurance Risk. Certain of the Securities in the Trusts are covered by insurance policies obtained by the issuers or underwriters of the bonds from insurance companies. The "Schedule of Investments" identifies the Bond Insurer of each Security and the Information Supplement provides a brief description of the Bond Insurers. Insurance guarantees the timely payment, when due, of all principal and interest on the insured Securities. Such insurance is effective so long as the insured Security is outstanding and the insurer remains in business. Insurance relates only to the particular Security and not to the Units offered hereby or to their market value. Insured Securities have received the rating described in the "Schedule of Investments" by Moody's and/or by Standard & Poor's in recognition of such insurance. There can be no assurance that any insurer listed will be able to satisfy its commitments in the event claims are made in the future. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers' capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value.

Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies is required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

Because the insurance on the Securities, if any, will be effective so long as the Securities are outstanding, such insurance will be taken into account in determining the market value of the Securities and therefore, some value attributable to such insurance will be included in the value of the Units of the Trust. The insurance does not, however, guarantee the market value of the Securities or of the Units.

Credit Risk. Credit risk is the risk that an issuer of a bond or an insurer is unable to meet its obligation to make interest and principal payments. The value of the Bonds will fluctuate with changes in investors' perceptions of an issuer's financial condition, general economic conditions or the general conditions of the municipal bond market, with changes in inflation rates or when political or economic events affecting the issuers occur.

Because the Trusts are not managed, the Trustee will not sell Bonds in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Alternative Minimum Tax. While distributions of interest from a Trust are generally exempt from federal income taxes, a portion of such interest from certain revenue bonds held by the Trusts may be taken into account in computing the alternative minimum tax.

General Obligation and Revenue Bonds. General obligation bonds are general obligations of a governmental entity that are backed by the taxing power of such entity. Certain other Securities in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds, both within a particular classification and between classifications, depending on numerous factors.

Legislation/Litigation. From time to time, various legislative initiatives are proposed which may have a negative impact on the prices of certain of the municipal bonds represented in a Trust. In addition, litigation regarding any of the issuers of the municipal bonds, such as litigation affecting the validity of certain municipal bonds or the tax-free nature of the interest thereon, may negatively impact the value of these Bonds. While we are unaware of any current legislation or litigation which could adversely affect the Bonds or their issuers, we cannot predict what impact any future legislation or litigation will have on the value of the Bonds or of the issuers.

                      Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

- The aggregate underlying value of the Bonds;

- The amount of any cash in the Interest and Principal Accounts;

- Net interest accrued but unpaid on the Bonds after the First
Settlement Date to the date of settlement; and

- The sales charge.

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" in Part One of this prospectus due to various factors, including fluctuations in the prices of the Bonds, changes in the value of the Interest and/or Principal Accounts and the accrual of interest on the Bonds.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934, as amended.

Accrued Interest.

Accrued interest represents unpaid interest on a bond from the last day it paid interest. Interest on the Bonds generally is paid semiannually, although the Trusts accrue such interest daily. Because a Trust always has an amount of interest earned but not yet collected, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. You will receive the amount, if any, of accrued interest you paid for on the next distribution date. In addition, if you sell or redeem your Units you will be entitled to receive your proportionate share of accrued interest from the purchaser of your Units.

Sales Charge.

The maximum sales charge is determined based upon the number of years remaining to the maturity of each Bond in a Trust. For purposes of computation, Bonds will be deemed to mature either on their expressed maturity dates, or an earlier date if: (a) they have been called for redemption or funds have been placed in escrow to redeem them on an earlier call date; or (b) such Bonds are subject to a "mandatory tender." The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the Bonds.

See Part Three "Public Offering" for additional information for each Trust.

The Value of the Securities.

The Evaluator will appraise the aggregate underlying value of the Securities in the Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and holidays on which the NYSE is closed.

The aggregate underlying value of the Securities in the Trust will be determined as follows:

a) On the basis of current market bid prices for the Securities obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust;

b) If such prices are not available for any of the Securities, on the basis of current market bid prices of comparable bonds;

c) By determining the value of the Securities on the bid side of the market by appraisal; or

d) By any combination of the above.

                   Distribution of Units

We intend to qualify Units of the Trusts for sale as listed in Part Three "Distribution of Units." All Units will be sold at the then current Public Offering Price.

The Sponsor compensates intermediaries, such as broker/dealers and banks, for their activities that are intended to result in sales of Units of a Trust. This compensation includes dealer concessions described in the following section and may include additional concessions and other compensation and benefits to broker/dealers and other intermediaries.

Dealer Concessions.

Dealers will receive concessions on the sale of Units in the amounts set forth in Part Three of this prospectus. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis.

Other Compensation and Benefits to Broker/Dealers.

The Sponsor, at its own expense and out of its own profits, currently provides additional compensation and benefits to broker/dealers who sell shares of Units of these Trusts and other First Trust products. This compensation is intended to result in additional sales of First Trust products and/or compensate broker/dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of First Trust products by the intermediary or its agents, the placing of First Trust products on a preferred or recommended product list, access to an intermediary's personnel, and other factors. The Sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of Unit sales among an intermediary's representatives or offices, obtaining shelf space in broker/dealer firms and similar activities designed to promote the sale of the Sponsor's products. The Sponsor makes such payments to a substantial majority of intermediaries that sell First Trust products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating Unit sales, such as the costs of developing or purchasing trading systems to process Unit trades. Payments of such additional compensation described in this and the preceding paragraph, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend a First Trust product, including these Trusts, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your Units.

Advertising and Investment Comparisons.

Advertising materials regarding a Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how a Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in a Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of a Trust (which may show performance net of the expenses and charges a Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable or tax-exempt investments such as the securities comprising various investment indices, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. The investment characteristics of the Trust, which are described more fully elsewhere in this prospectus, differ from other comparative investments. You should not assume that these performance comparisons will be representative of the Trust's future performance.

                   The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit of a Trust less any reduced sales charge as stated in Part Three of this prospectus. In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                   The Secondary Market

Although not obligated, we intend to maintain a market for the Units and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees, Trustee costs to transfer and record the ownership of Units and costs incurred in annually updating each Trust's registration statement. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

                   How We Purchase Units

The Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units that we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                   Expenses and Charges

The estimated annual expenses of each Trust are set forth under "Summary of Essential Information" in Part One of this prospectus. If actual expenses of a Trust exceed the estimate, that Trust will bear the excess, other than for excess annual audit costs. The Trustee will pay operating expenses of a Trust from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

First Trust Advisors L.P., an affiliate of ours, acts as Portfolio Supervisor and Evaluator and will be compensated for providing portfolio supervisory services and evaluation services as well as bookkeeping and other administrative services to the Trust. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of a Trust. In addition, for certain Trusts, the Portfolio Supervisor may, at its own expense, employ one or more sub-Portfolio Supervisors to assist in providing services to the Trust. As Sponsor, we will receive brokerage fees when the Trust uses us (or an affiliate of ours) as agent in buying or selling Securities. Legal and regulatory filing fees and expenses associated with updating the Trust's registration statement yearly are also chargeable to the Trust. As authorized by the Indenture, the Trustee may employ a subsidiary or affiliate of the Trustee to act as broker to execute certain transactions for the Trust. The Trust will pay for such services at standard commission rates.

FTP Services LLC, an affiliate of ours, acts as FTPS Unit Servicing Agent to the Trusts with respect to a Trust's FTPS Units. FTPS Units are Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. In all other respects, FTPS Units are identical to other Units. FTP Services LLC will be compensated for providing shareholder services to the FTPS Units.

The fees payable to the Portfolio Supervisor, Evaluator, FTPS Unit Servicing Agent and Trustee are based on the largest aggregate number of Units of the Trust outstanding at any time during the calendar year. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fees paid to us or our affiliate for providing services to all unit investment trusts be more than the actual cost of providing such services in such year.

In addition to a Trust's operating expenses and those fees described above, each Trust may also incur the following charges:

- License fees payable by a Trust for the use of certain trademarks and trade names associated with such Trust, if any;

- All legal and annual auditing expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust;

- Foreign custodial and transaction fees (which may include compensation paid to the Trustee or its subsidiaries or affiliates), if any; and/or

- All taxes and other government charges imposed upon the Bonds or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on each Trust. We cannot guarantee that interest income on the Bonds will be sufficient to meet any or all expenses of a Trust. If there is not enough cash in the Interest or Principal Accounts of a Trust, the Trustee has the power to sell Bonds to make cash available to pay these charges. These sales may result in capital gains or losses to the Unit holders. See "Tax Status."

Each Trust will be audited annually. We will bear the cost of these annual audits to the extent the costs exceed $0.50 per Unit. Otherwise, each Trust will pay for the audit. You may request a copy of the audited financial statements from the Trustee.

                      Bond Insurance

The following discussion is applicable only to the Insured Trusts. The bonds in the portfolio of an Advantage Trust are not insured by insurance obtained by the Trust.

Certain of the bonds in the Trusts are insured as to the scheduled payment of interest and principal. This insurance was obtained by the bond issuer, the underwriters or others prior to the Initial Date of Deposit directly from an insurer of such bonds (the "Bond Insurer"). The premium for any insured bonds has been paid in advance by the bond issuer, the underwriters or others and any such policy or policies are noncancellable and will continue in force so long as the bonds so insured are outstanding and the insurer and/or insurers thereof remain in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy, or if the rating assigned to such insurer deteriorates, the applicable Bond Insurer has no obligation to insure any issue adversely affected by either of the above described events. No premiums for insurance are paid by the Trusts.

Under the provisions of the aforementioned insurance, the Bond Insurers unconditionally and irrevocably agree to pay their respective agents (the "Fiscal Agent"), that portion of the principal of and interest on the bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any other earlier date on which payment is due by reason of call for redemption, acceleration or other advancement of maturity (except as provided below). When referring to interest on a bond, the term "due for payment" means the stated date for payment of interest. "Due for payment" also means, when referring to the principal of such bond, the date on which such bond has been called for mandatory redemption as a result of the interest on such bond having been determined to be subject to Federal income taxation, and shall also mean when referring to interest on such bond, the accrued interest at the rate provided in such documentation to the date on which such bond has been called for such mandatory redemption, together with any applicable redemption premium. Generally, the term "due for payment" will not include, with referring to either the principal of a bond or the interest on a bond, any acceleration of payment.

The Bond Insurers will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which the Bond Insurers shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in the Bond Insurers. Upon such disbursement, the Bond Insurers shall become the owner of the bond, appurtenant coupon or right to payment of principal or interest on such bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment thereof.

                        Tax Status

Federal Tax Status.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences. This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

GRANTOR TRUSTS

The following discussion applies to The First Trust Combined Series 282 and prior trusts.

Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

Under the "Health Care and Education Reconciliation Act of 2010," income from a Trust may also be subject to a new 3.8% "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their value on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. Because these lower rates expire after December 31, 2010, it is unlikely that you will receive any long-term capital gains from the Trust eligible for these lower rates. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000, with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

Discount, Accrued Interest and Premium.

Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

Some Bonds may have been purchased by you or a Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

Alternatively, some Bonds may have been purchased by you or the Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When the Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of a Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from a Trust.

Foreign, State and Local Taxes.

Based on the advice of special counsel to the Trusts for New York tax matters, under the then existing income tax laws of the State and City of New York, your Trust would not be taxed as a corporation, and the income of your Trust would be treated as the income of the Unit holders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

In addition, distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and
(ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners.

REGULATED INVESTMENT COMPANIES

The following discussion applies to The First Trust Combined Series 283 and subsequent series.

Trust Status.

Each Trust intends to qualify as a "regulated investment company" under the federal tax laws. If a Trust qualifies as a regulated investment company and distributes its income as required by the tax law, such Trust generally will not pay federal income taxes.

Distributions.

After the end of each year, you will receive a tax statement that separates your Trust's distributions into three categories, exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Units. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the "Health Care and Education Reconciliation Act of 2010," income from a Trust may also be subject to a new 3.8% "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from a Trust because the dividends received deduction is generally not available for distributions from regulated investment companies.

Sale or Redemption of Units.

If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received.

Capital Gains and Losses.

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2011. Because these lower rates expire after December 31, 2010, it is unlikely that you will receive any long-term capital gains from the Trust eligible for these lower rates. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Deductibility of Trust Expenses.

Expenses incurred and deducted by your Trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Further, because the Trust pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

Foreign Investors.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Trust will be characterized as dividends for federal income tax purposes (other than dividends which the Trust designates as capital gain dividends) and (generally except for exempt-interest dividends) will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Trust that are properly designated by the Trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Trust makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Trust beginning prior to 2010, distributions from the Trust that are properly designated by the Trust as an interest-related dividend attributable to certain interest income received by the Trust or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Trust may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Trust makes certain elections and certain other conditions are met.

In addition, distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and
(ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners.

                  Rights of Unit Holders

Unit Ownership.

The following discussion applies to The First Trust Combined Series 282 and prior series.

The Trustee will treat as Record Owner of Units persons registered as such on its books. For the purposes of record keeping, the Trustee will treat the FTPS Unit Servicing Agent as sole Record Owner of FTPS Units on its books. The FTPS Unit Servicing Agent will keep a record of all individual FTPS Unit holders, the actual Record Owners of such Units, on its books. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with your signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send you:

- A written initial transaction statement containing a description of the Trust;

- A list of the number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of interest (if any) distributed. After the end of each calendar year, the Trustee will provide you with the following information:

- The amount of interest received by your Trust less deductions for payment of applicable taxes, fees and Trust expenses, redemption of Units and the balance remaining on the last business day of the calendar year;

- The dates Bonds were sold and the net proceeds received from such sales less deduction for payment of applicable taxes, fees and Trust expenses, redemption of Units and the balance remaining on the last business day of the calendar year;

- The Bonds held and the number of Units outstanding on the last business day of the calendar year;

- The Redemption Price per Unit on the last business day of the calendar year; and

- The amounts actually distributed during the calendar year from the Interest and Principal Accounts, separately stated.

You may request from the Trustee copies of the evaluations of the Bonds as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

Unit Ownership.

The following discussion applies to The First Trust Combined Series 283 and subsequent series.

Ownership of Units will not be evidenced by certificates. If you purchase or hold Units through a broker/dealer or bank, your ownership of Units will be recorded in book-entry form at the Depository Trust Company ("DTC") and credited on its records to your broker/dealer's or bank's DTC account. If you purchase or hold FTPS Units, your ownership of FTPS Units will be recorded in book-entry form on the register of Unit holdings maintained by the FTPS Unit Servicing Agent. If you purchase or hold Units through First Trust's online transaction system which enables certain financial representatives to process Unit trades through the First Trust Advisor Direct system ("Advisor Direct"), your ownership of Units ("Advisor Direct Units") will be recorded in book-entry form on the register of Unit holdings maintained by the Trustee. Transfer of Units will be accomplished by book entries made by DTC and its participants if the Units are registered to DTC or its nominee, Cede & Co., or otherwise will be accomplished by book entries made by the FTPS Unit Servicing Agent, with respect to FTPS Units, or by the Trustee, with respect to Advisor Direct Units. DTC will forward all notices and credit all payments received in respect of the Units held by the DTC participants. You will receive written confirmation of your purchases and sales of Units from the broker/dealer or bank through which you made the transaction or from the FTPS Unit Servicing Agent if you purchased and hold FTPS Units or from Advisor Direct or the Trustee with respect to Advisor Direct Units. You may transfer your Units by contacting the broker/dealer or bank through which you hold your Units, or the FTPS Unit Servicing Agent, if you hold FTPS Units, or Advisor Direct or the Trustee, if you hold Advisor Direct Units.

Unit Holder Reports.

The Trustee will prepare a statement detailing the per Unit amounts (if any) distributed from the Income Account and Capital Account in connection with each distribution. In addition, at the end of each calendar year, the Trustee will prepare a statement which contains the following information:

- A summary of transactions in the Trust for the year;

- A list of any Securities sold during the year and the Securities held at the end of that year by the Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

It is the responsibility of the entity through which you hold your Units to distribute these statements to you. In addition, you may also request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with applicable federal and state tax reporting requirements.

                  Interest and Principal
                       Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit interest received on your Trust's Bonds to the Interest Account of such Trust. All other receipts, such as return of capital or capital gain dividends, are credited to the Principal Account of your Trust.

The Trustee will distribute an amount substantially equal to your pro rata share of the balance of the Interest Account calculated on the basis of one-twelfth (one-half in the case of Unit holders electing semi-annual distributions) of the estimated annual amount of interest received in the Income Account after deducting estimated expenses on or near the Distribution Dates to Unit holders of record on the preceding Distribution Record Date. See "Summary of Essential Information" in Part One of this prospectus for your Trust. Because interest is not received by a Trust at a constant rate throughout the year, the distributions you receive may be more or less than the amount credited to the Interest Account as of the Distribution Record Date. In order to minimize fluctuations in distributions, the Trustee is authorized to advance such amounts as may be necessary to provide distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds in the Interest Account at the next
Distribution Record Date. The Trustee will distribute amounts in the Principal Account on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

You will receive interest distributions monthly unless you elect to receive them semi-annually. Your plan of distribution will remain in effect until changed. The Trustee will provide you with information on how to change your distribution election.

Within a reasonable time after your Trust is terminated you will receive the pro rata share of the money from the disposition of the Bonds.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of the Trust.

Universal Distribution Option. You may elect to have your principal and interest distributions automatically distributed to any other investment vehicle of which you have an existing account. If you elect this option, the Trustee will notify you of each distribution made pursuant to this option. You may elect to terminate your participation at any time by notifying the Trustee in writing.

Distribution Reinvestment Option. You may elect to have your interest and/or principal distributions from your Trust automatically reinvested in shares of certain Oppenheimer Tax-Exempt Bond Funds. Oppenheimer Management Corporation is the investment advisor of each of these funds which are open-end, diversified management investment companies. The objectives and policies of each of these funds, which differ from your Trust, are described in their prospectuses. If you wish to participate in this reinvestment option you should contact the Trustee which will send you the prospectus for each fund along with a form by which you may elect to participate. After you have made the election, each distribution of interest and/or principal on your Units will be automatically used to purchase shares (or fractions thereof) of the fund you selected without a sales charge. You may elect, at any time, to terminate your participation in the Distribution Reinvestment Option and receive future distributions in cash by notifying the Trustee in writing.

                   Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at the address set forth on the back cover of this Part Two of the prospectus. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units). In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) are not subject to transaction fees. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing interest will be withdrawn from the Interest Account of your Trust if funds are available for that purpose, or from the Principal Account. All other amounts paid on redemption will be taken from the Principal Account of the Trust.

The IRS requires the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN, as generally discussed under "Interest and Principal Distributions."

The Trustee may sell Bonds to make funds available for redemption. If Bonds are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Bonds were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Bonds not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Interest and Principal Accounts of a Trust not designated to purchase Bonds;

2. the aggregate value of the Bonds held in a Trust; and

3. accrued interest on the Bonds; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of a Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of a Trust, if any;

4. cash held for distribution to Unit holders of record of a Trust as of the business day before the evaluation being made; and

5. other liabilities incurred by a Trust; and

dividing

1. the result by the number of outstanding Units of a Trust.

                Removing Bonds from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Bond in certain limited circumstances, including situations in which:

- The issuer of the Bond has defaulted in the payment of principal or interest on the Bond;

- Any action or proceeding seeking to restrain or enjoin the payment of principal or interest on the Bond has been instituted;

- The issuer of the Bond has breached a covenant which would affect the payment of principal or interest on the Bond, the issuer's credit standing, or otherwise damage the sound investment character of the Bond;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

-  The Bond is the subject of an advanced refunding;

- The sale of Securities is necessary or advisable (i) in order to maintain the qualification of a Trust as a "regulated investment company" in the case of a Trust which has elected to qualify as such; or
(ii) to provide funds to make any distribution for a taxable year in order to avoid imposition of any income or excise taxes on undistributed income in the Trusts;

- Such factors arise which, in our opinion, adversely affect the tax or exchange control status of the Bond; or

- The price of the Bond has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Bond would be harmful to a Trust.

If a Bond defaults in the payment of principal or interest and no provision for payment is made, the Trustee must notify us of this fact. If we fail to instruct the Trustee whether to sell or hold the Bond within 30 days of our being notified, the Trustee may, in its discretion, sell any defaulted Bonds and will not be liable for any depreciation or loss incurred thereby.

For certain Trusts, the Trusts will generally not acquire any bonds or other property other than the Bonds. The Trustee, on behalf of a Trust and at the direction of the Sponsor, will vote for or against any offer for new or exchanged bonds or property in exchange for a Bond, except that we may instruct the Trustee to accept such an offer or to take any other action with respect thereto as we may deem proper if the issuer is in default with respect to such Bonds or in our written opinion the issuer will likely default in respect to such Bonds in the foreseeable future. Any obligations received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Bonds originally deposited in a Trust. We may get advice from the Portfolio Supervisor before reaching a decision regarding the receipt of new or exchange securities or property. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trust to facilitate selling Bonds, exchanged bonds or property from a Trust. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

For certain Trusts, a Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of the Trusts, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by a Trust, at our instruction, they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for a Trust to facilitate selling Securities, exchanged securities or property from the Trusts. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Bonds designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. We will maintain a list with the Trustee of which Bonds should be sold. We may consider sales of units of unit investment trusts which we sponsor in making recommendations to the Trustee on the selection of broker/dealers to execute the Trust's portfolio transactions, or when acting as agent for a Trust in acquiring or selling Bonds on behalf of a Trust.

           Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trusts will terminate upon the redemption, sale or other disposition of the last Security held in a Trust, but in no case later than the Termination Date as stated in the "Summary of Essential Information" in Part One for each Trust. The Trusts may be terminated earlier:

- Upon the consent of 100% of the Unit holders of a Trust;

- If the value of the Bonds owned by a Trust as shown by any evaluation is less than 20% of the aggregate principal amount of the Bonds deposited in such Trust during the initial offering period
("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to registered account holders which will specify how certificates, if any, should be tendered to the Trustee. For various reasons, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

The Trustee will notify you of any termination prior to the Termination Date. You will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Interest and Principal Accounts of the Trust, within a reasonable time after the Trust is terminated. The sale of Securities upon termination may result in a lower sales price than might otherwise be realized if the sale were not required at that time. For this reason, among others, the amount realized by a Unit holder upon termination may be less than the principal amount of Securities per Unit or value at the time of purchase. The Trustee will deduct from the Trust any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

               Description of Bond Ratings*

          * As published by Standard & Poor's.

Standard & Poor's.

A Standard & Poor's issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial obligations as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

1. Likelihood of payment: capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B   An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C   A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D   An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Expected Ratings are designated on the "Schedule of Investments" by an "(e)" after the rating code. Expected Ratings are intended to anticipate S&P's forthcoming rating assignments. Expected Ratings are generated by Bloomberg based on sources it considers reliable or established S&P rating practices. Expected Ratings exist only until S&P assigns a rating to the issue.

 Information on the Sponsor, Trustee, FTPS Unit Servicing
                    Agent and Evaluator

The Sponsor.

We, First Trust Portfolios L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we took over the First Trust product line and act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

The First Trust product line commenced with the first insured unit investment trust in 1974. To date we have deposited more than $130 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of FINRA and the Securities Investor Protection
Corporation. Our principal offices are at 120 East Liberty Drive,
Wheaton, Illinois 60187; telephone number (800) 621-1675. As of December 31, 2009, the total consolidated partners' capital of First Trust
Portfolios L.P. and subsidiaries was $46,346,504 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee has not participated in selecting the Securities for the Trusts; it only provides administrative services.

The FTPS Unit Servicing Agent.

The FTPS Unit Servicing Agent is FTP Services LLC, an Illinois limited liability company formed in 2005 and an affiliate of the Sponsor. FTP Services LLC acts as record keeper, shareholder servicing agent and distribution agent for Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. FTP Services LLC provides FTPS Units with administrative and distribution related services as described in this prospectus. The FTPS Unit Servicing Agent's address is 120 East Liberty Drive, Wheaton, Illinois 60187. If you have questions regarding the FTPS Units, you may call the FTPS Unit Servicing Agent at (866) 514-7768. The FTPS Unit Servicing Agent has not participated in selecting the Securities; it only provides administrative services to the FTPS Units. Fund/SERV(R) is a service of National Securities Clearing Corporation, a subsidiary of The Depository Trust & Clearing Corporation.

Limitations of Liabilities of Sponsor, FTPS Unit Servicing Agent and
Trustee.

Neither we, the FTPS Unit Servicing Agent nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the FTPS Unit Servicing Agent's and Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Bonds which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trusts; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 120 East Liberty Drive, Wheaton, Illinois 60187.

The Trustee, Sponsor, the FTPS Unit Servicing Agent and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor, the FTPS Unit Servicing Agent or Unit holders for errors in judgment.

                     Other Information

Legal Opinions.

Our counsel is Chapman and Cutler LLP, 111 W. Monroe St., Chicago, Illinois 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn LLP, 2 Wall Street, New York, New York 10005, acted as counsel for JPMorgan Chase Bank, as well as special New York tax counsel for the Trusts. Carter, Ledyard & Milburn LLP acts as counsel for The Bank of New York Mellon, which succeeded JPMorgan Chase Bank as Trustee of the Trusts on June 24, 2004.

Experts.

The financial statements of the Trusts for the periods set forth in and included as part of Part One of this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

                             First Trust(R)

                     THE FIRST TRUST COMBINED SERIES

                               Prospectus
                                Part Two

                                Sponsor:

                       First Trust Portfolios L.P.
                       Member SIPC o Member FINRA
                         120 East Liberty Drive
                         Wheaton, Illinois 60187
                             1-800-621-1675

                                Trustee:

                       The Bank of New York Mellon

                           101 Barclay Street
                        New York, New York 10286
                             1-800-813-3074
                          24-Hour Pricing Line:
                             1-800-446-0132

  This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:

- Securities Act of 1933 (file no. set forth in Part One for each Trust) and

- Investment Company Act of 1940 (file no. 811-2541)

  Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Securities and Exchange Commission's Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-
                                  8090.

 Information about the Trusts is available on the EDGAR Database on the
          Securities and Exchange Commission's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Securities and
                         Exchange Commission
                     100 F Street, N.E.
                     Washington, D.C. 20549
     e-mail address: publicinfo@sec.gov

                              July 30, 2010

     PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

                             First Trust(R)

                   The First Trust(R) Combined Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of the unit investment trust contained in The First Trust Combined Series not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that you should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated July 30, 2010. Capitalized terms have been defined in the prospectus.

                            Table of Contents

Risk Factors
   Insurance Risk                                              1
Municipal Bonds                                                7
   Healthcare Revenue Bonds                                    7
   Single Family Mortgage Revenue Bonds                        8
   Multi-Family Mortgage Revenue Bonds                         8
   Water and Sewerage Revenue Bonds                            8
   Utility Revenue Bonds                                       9
   Lease Obligation Revenue Bonds                              9
   Industrial Revenue Bonds                                    9
   Transportation Facility Revenue Bonds                       9
   Educational Obligation Revenue Bonds                       10
   Resource Recovery Facility Revenue Bonds                   10
   Discount Bonds                                             10
   Original Issue Discount Bonds                              10
   When Issued Securities                                     11
   Zero Coupon Bonds                                          11
   Premium Bonds                                              11
   Special Tax Securities                                     11
   Tax Allocation Securities                                  11

Risk Factors.

Insurance Risk. Insurance has been obtained on certain bonds guaranteeing prompt payment of interest and principal, when due, in respect of the bonds. See "Bond Insurance" in the prospectus. There have been a number of recent developments with respect to ratings actions impacting insurance companies by the rating agencies, Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings Ltd. ("Fitch"). In light of the ongoing nature of ratings actions or announcements by the rating agencies, you should consult announcements by the rating agencies, the websites of the rating agencies, and the websites of the portfolio insurers for the then current publicly available information. These ratings actions have had a significant impact on the portfolio insurers', and other bond insurers', ability to compete in the financial guarantee business. A brief description of potential insurers is contained below.

ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is an insurance subsidiary of ACA Capital Holding, Inc., organized in the State of Maryland. ACA Financial Guaranty assumes credit risk through the issuance of financial guaranty insurance policies across all of its business lines. Their insured risk portfolio contains exposures of various credit qualities.

On Dec. 15, 2008, Standard & Poor's withdrew its ratings of ACA Financial Guaranty at the company's request. On that date, Standard & Poor's raised its financial strength, financial enhancement, and issuer credit ratings on ACA Financial Guaranty to B from CCC and removed the company from its CreditWatch developing status. The outlook was developing. The upgraded rating reflected the positive effects of the restructuring transaction completed in August 2008 that settled all outstanding collateralized debt obligations ("CDO") and reinsurance exposures of the company, including the significantly deteriorated CDO of asset-backed securities ("ABS") transactions, eliminating a requirement to post a significant amount of collateral to the CDO of ABS counterparties. The settlement required that ACA Financial Guaranty make a $209 million cash payment and a distribution of surplus notes. The surplus notes provided the former CDO counterparties and certain other counterparties with what amounted to a 95% economic interest in the company. As a result of the transaction, the company's $7 billion risk portfolio was comprised almost exclusively of U.S. public finance exposure predominantly of BBB and BB credit quality with above-average concentrations in the health care and higher education sectors. The developing outlook reflected the following possibilities: that the company could run off in an orderly fashion with capital adequacy improving due to low losses and effective expense management; or that capital adequacy could deteriorate through a combination of meaningful losses precipitated by weak credits and/or a soft economy, poor expense management, and/or excessive distributions to surplus noteholders as allowed by the Maryland Insurance Administration. There is the risk that should finances deteriorate, the company could be placed under rehabilitation by its regulator, in which case the ratings would be changed to R. An R rating signifies that an insurer is under regulatory supervision because of its financial condition.

As of June 30, 2009, ACA Financial Guaranty had admitted assets of approximately $418.2 million and total liabilities of approximately $323.4 million, as compared to approximately $441.2 million and $339.9 million, respectively, as of December 31, 2008. Statutory capital of approximately $175.7 million at December 31, 2008 was down from approximately $414.8 million as of December 31, 2007, reflecting in part the cost of the above-discussed settlement. ACA Financial Guaranty assessed its capital adequacy as consistent with a speculative-grade rating, based on a margin of safety in the range of 0.5x-0.7x. The margin of safety expresses the relationship of theoretical losses incurred during a severe stress modeling exercise to capital remaining at the end of the modeling period.

The parent company of ACA Financial Guaranty maintains a website at www.aca.com where it makes available, free of charge and as soon as reasonably practicable after they file with, or furnish to, the Securities and Exchange Commission (the "SEC"), copies of their most recently filed Annual Report on Form 10-K, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K, including all amendments to those reports.

The information relating to ACA Financial Guaranty and its affiliates contained above has been furnished by ACA Financial Guaranty. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc., headquartered in New York City, is a holding company incorporated on April 29, 1991 with activities divided into two business segments:
(i) financial guarantee and (ii) financial services. Ambac Assurance provides financial guarantee insurance for public and structured finance obligations. Ambac Assurance is the successor to the founding financial guarantee insurance company, which wrote the first bond insurance policy in 1971. The holding company is largely dependent on dividends from Ambac Assurance to pay dividends on its common stock, to pay principal and interest on its indebtedness and to pay its operating expenses.

As of October 12, 2009, Ambac Assurance was rated Caa2 with a developing outlook by Moody's and CC with a developing outlook from Standard and Poor's, with the view that the company was effectively in runoff and in a weakened financial position. These ratings are an essential part of Ambac Assurance's ability to provide credit enhancement and are essential to Ambac Assurance's ability to compete in the financial guarantee business. Considering the high levels of delinquencies and defaults within residential mortgage loans, each of these rating agencies began a review of the capital adequacy of the financial guarantee industry in the fall of 2007. In late December 2007, following the rating agency reviews, Ambac Assurance's triple-A rating was affirmed by both Standard & Poor's (with a negative outlook) and Moody's; however, Fitch placed Ambac Assurance's triple-A rating on "rating watch negative" and stated that Ambac Assurance had a modeled $1 billion capital shortfall. By July 2008, Ambac Assurance was rated AA with a negative outlook by Standard & Poor's and Aa3 with a negative outlook by Moody's. On June 18, 2008, Ambac Financial Group, Inc. announced its decision to terminate its ratings contract with Fitch.

On July 28, 2009, Ambac Assurance announced a large estimated increase in loss reserve for 2Q 2009 which would reduce regulatory capital to levels below the regulatory-required minimum threshold. The company petitioned the Wisconsin insurance regulator to approve a reclassification of statutory contingency reserves to offset the capital depletion. Although the company has received regulatory approval to release contingency reserves to bolster surplus, there could be additional commutations, which are largely viewed as distressed exchanges. Once a distressed exchange has occurred, Standard & Poor's is expected to revise its counterparty credit rating on Ambac Assurance to "SD."

These ratings actions have had a significant impact on Ambac Assurance's ability to compete in the financial guarantee business. As a result of the rating agency actions described above, as well as significant disruption in the capital markets and investor concern, Ambac Assurance has been able to write only a limited amount of new financial guarantee business since November 2007. Ambac Assurance had been working with rating agencies and regulators to launch Everspan Financial Guarantee Corp. (doing business as Connie Lee Insurance Company in all states except Wisconsin), a wholly-owned but insulated subsidiary of Ambac Assurance. The new company had been designed to have segregated capital, separate risk management and a separate board of directors. On June 1, 2009, however, management announced that it postponed its plan to establish the municipal-only financial guarantee company.

Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business. The company's insured portfolio totaled $411.8 billion as of June 30, 2009, approximately 5% less than it was at year-end 2008 and 21% less than what it was at year-end 2007. Statutory capital and surplus was approximately $1.55 billion and $3.32 billion at December 31, 2008 and 2007, respectively. Statutory net income/(loss) for Ambac Assurance was approximately $(4.03) billion and $54.0 million for 2008 and 2007, respectively.

Ambac Financial Group, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be read at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York, 10005. Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340. Ambac Financial Group, Inc. maintains a website at www.ambac.com.

The information relating to Ambac Assurance and its affiliates contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Assured Guaranty Corp. ("Assured"). Assured Guaranty Ltd. is a Bermuda-based holding company, incorporated in August 2003, that provides, through its operating subsidiaries, including Assured, credit enhancement products to the public finance, structured finance and mortgage markets directly and through financial institutions, serving the U.S. and international markets.

On November 14, 2008, Assured Guaranty Ltd. announced that it had entered into a definitive agreement with Dexia Holdings, Inc. to purchase Financial Security Assurance Holdings Ltd. ("FSAH") and, indirectly, all of its subsidiaries, including the financial guaranty insurance company FSA. The definitive agreement provides that the company will be indemnified against exposure to FSAH's financial products segment, which includes its guaranteed investment contract business. The transaction closed July 1, 2009 at a purchase price of approximately $546 million in cash and 22.3 million of the company's common shares.

As of October 12, 2009, Assured was rated AAA with a negative outlook by Standard & Poor's, Aa2 with a review for possible downgrade by Moody's, and AA with a negative outlook by Fitch. If any of the above ratings were reduced below current levels, there may be an adverse effect on the company's prospects for future business opportunities and may also reduce the value of the reinsurance it offers, which may no longer be of sufficient economic value for its customers.

As of June 30, 2009, Assured had total assets of approximately $6.5 billion, total liabilities of approximately $4.1 billion, and a contingency reserve of approximately $787 million. At December 31, 2008, Assured had total assets of approximately $4.6 billion, total liabilities of approximately $2.6 billion, and a contingency reserve of approximately $728 million. The net income/(loss) for the second quarter 2009 was approximately $(170) million and approximately $545 million for the second quarter of the prior year.

Assured is subject to the insurance holding company laws of Maryland and New York. The company maintains a website at www.assuredguaranty.com where it makes available, free of charge, its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13
(a) or 15 (d) of the Exchange Act as soon as reasonably practicable after filing such material with, or furnish it to, the SEC.

The information relating to Assured and its affiliates contained above has been furnished by Assured. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Berkshire Hathaway Assurance Corporation ("BHAC"). BHAC is a bond insurance company that is an indirect, wholly-owned subsidiary of Berkshire Hathaway Inc. BHAC is a New York stock insurance corporation that writes financial guaranty insurance. BHAC was organized on December 21, 2007, and received its New York Certificate of Authority on December 28, 2007. BHAC is licensed in New York to write financial guaranty insurance, surety insurance and credit insurance. As of April 11, 2008, BHAC was licensed to write financial guaranty insurance in 47 additional states and the District of Columbia.

BHAC's shareholders and their respective percentage of outstanding common stock are as follows: Columbia Insurance Company ("Columbia"), a Nebraska corporation (51%), and National Indemnity Company, a Nebraska corporation (49%). Columbia and National Indemnity Company are each indirect, wholly owned subsidiaries of Berkshire Hathaway Inc.

BHAC is subject to the insurance laws and regulations of the State of New York, BHAC's state of domicile. Pursuant to New York's financial guaranty insurance law, financial guaranty insurers are limited to writing financial guaranty insurance and related lines, including surety and credit insurance. In addition, New York's financial guaranty insurance law (i) requires such insurers to maintain a minimum surplus as regards policyholders, (ii) establishes limits on the aggregate net amount of exposure that may be retained in respect of a particular issuer or revenue source and on the aggregate net amount of exposure that may be retained in respect of particular types of risk as a percentage of surplus as regards policyholders; and (iii) establishes contingency, loss and unearned premium reserve requirements. BHAC is also subject to the applicable insurance laws and regulations of all other jurisdictions in which it is licensed to transact insurance business. The insurance laws and regulations vary by jurisdiction.

At March 31, 2008, BHAC had surplus as regards policyholders of slightly less than $1,000,000,000, determined in accordance with statutory accounting practices ("SAP") prescribed or permitted by the New York Department of Insurance.

Copies of BHAC's most recently published SAP Annual Statement is available upon request to: Berkshire Hathaway Assurance Corporation, 100 First Stamford Place, Stamford, CT 06902, Attention: General Counsel. BHAC's telephone number is (203) 363-5200.

The policies issued by BHAC are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Laws. Standard & Poor's has assigned its "AAA" financial strength and financial enhancement ratings to BHAC. Standard & Poor's has assigned its "AAA" financial enhancement rating to Columbia. The ratings on BHAC are based on a guaranty from Columbia in favor of BHAC. The guaranty issued by Columbia applies to BHAC's policy issued with respect to the bonds. Any explanation of these ratings may only be obtained from Standard & Poor's. The ratings are not a recommendation to buy, sell or hold the bonds, and are subject to revision or withdrawal at any time by Standard & Poor's. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the bonds.

In addition, Moody's has assigned its "Aa1" insurance financial strength ratings to BHAC and Columbia. Any explanation of these ratings may only be obtained from Moody's. The ratings are not a recommendation to buy, sell or hold the bonds, and are subject to revision or withdrawal at any time by Moody's. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the bonds. On April 8, 2009, the date that Moody's Investor Services, Inc. assigned its rating to BHAC, BHAC's ultimate parent company, Berkshire Hathaway Inc., maintained an investment in Moody's Investor Services, Inc.'s parent company of approximately 19.6% of the common shares then outstanding. BHAC does not guarantee the market price or investment value of the bonds nor does it guarantee that the ratings on the bonds will not be revised or withdrawn.

The information relating to BHAC and its affiliates contained above has been furnished by BHAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

CIFG Assurance North America, Inc. ("CIFG"). CIFG, a New York corporation, and CIFG Europe provide financial guarantees for transactions in the public finance, structured finance, and infrastructure finance markets in the United States, Europe and around the world.

On August 20, 2009, Moody's downgraded its rating to Caa2, from Ba3, with reviews for further possible downgrade. On June 15, 2009, Standard & Poor's lowered its rating on CIFG from BB to CC with a negative outlook. The ratings actions were prompted by significant deterioration in the company's remaining insured portfolio since January, 2009 when CIFG initiated a broad restructuring.

CIFG's second quarter 2009 regulatory financial statements reported a large statutory deficit driven by significant deterioration in the company's insured portfolio. Moody's loss expectation for CIFG's portfolio similarly increased since the January restructuring, noting adverse performance trends having a significant impact on the company's capital adequacy position. Moody's also noted that the company had meaningful single risk concentrations in the pooled corporate and international infrastructure segments such that meaningful deterioration in a few large credits could affect portfolio loss estimates substantially. The rating agency announced its belief that losses for CIFG's insured portfolio will exceed its claims-paying resources. As of August 20, 2009, CIFG's capital position was below the minimum statutory capital required under New York law, which heightened the risk of regulatory intervention. With the heightened likelihood of ultimate policyholder claims exceeding CIFG's resources, Moody's predicted increased pressure on the insurer's counterparties to commute outstanding exposures on terms that could imply a distressed exchange.

As of June 30, 2009, CIFG had total net admitted assets of approximately $254 million, total liabilities of approximately $553 million, and total surplus as regards policyholders of approximately $(298) million. CIFG maintains a website at www.cifg.com.

The information relating to CIFG and its affiliates contained above has been furnished by CIFG. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

The deterioration in the U.S. housing and mortgage markets and the global credit markets adversely affected FGIC's business, results of operations, and financial condition. During 2008, FGIC's financial strength and credit ratings were downgraded by various rating agencies. The financial strength ratings downgrades have adversely impacted the company's ability to generate new business and, unless restored, will impact the future business, operations and financial results. As a result of these developments, the company ceased writing new business to preserve capital. On September 30, 2008, FGIC entered into a reinsurance agreement with MBIA under which MBIA reinsured certain policies covering approximately $166 billion of FGIC's U.S. public finance insured par outstanding. The reinsurance provided by MBIA was to enable covered policyholders to make claims for payment directly against MBIA in accordance with the terms of the reinsurance agreement.Financial Guaranty Insurance Company ("FGIC"). FGIC is a wholly owned subsidiary of FGIC Corporation. The company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. FGIC typically guarantees the scheduled payments of principal and interest on an issuer's obligations when due. FGIC is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom.

On April 22, 2009, Standard and Poor's lowered its rating of FGIC to CC from CCC with a negative outlook, and subsequently withdrew its ratings because of an expectation that timely financial information would no longer be available. On March 24, 2009, FGIC was downgraded to Caa3 from Caa1 with a negative outlook by Moody's, which also announced that it was withdrawing the ratings of FGIC and FGIC Corporation for business reasons. Effective November 24, 2008, Fitch no longer provides a rating for FGIC, citing its belief that FGIC's financial guaranty franchise was effectively in run-off and, as a result, that there was limited investor interest in continued coverage of the rating. Prior to January 2008, FGIC was rated AAA, Aaa and AAA by Standard & Poor's, Moody's, and Fitch, respectively.

As of June 30, 2009, FGIC had total assets of approximately $5.2 billion and total liabilities of approximately $5.9 billion. At year end 2008, FGIC had total assets of approximately $5.0 billing and total liabilities of approximately $5.4 billion. As a result of certain statutory loss reserves, FGIC's statutory capital and surplus position was substantially reduced below historical levels. As a result of these losses, FGIC's statutory surplus to policyholders was substantially reduced over time and, due to a material increase in anticipated claims on its guarantees of residential mortgage-backed securities recorded during the second quarter of 2009, was in a deficit position of $(452,812) as of June 30, 2009. Under New York State Insurance Law, FGIC must maintain surplus to policyholders of at least $65,000. FGIC's failure to maintain the statutory minimum required surplus amount permits the New York State Superintendent of Insurance to seek a court order for appointment to act as rehabilitator or liquidator of FGIC. As of June 30, 2009, FGIC's aggregate net liability under its insured exposures continued to exceed the aggregate risk limit prescribed by New York State Insurance Law and FGIC's insured exposure under certain individual policies continued to exceed the applicable single risk limits prescribed by New York State Insurance Law.

Copies of FGIC's most recent generally accepted accounting principles and statutory accounting practices financial statements are available upon request to: Financial Guaranty Insurance Company, 125 Park Avenue, New York, NY 10017, Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000. FGIC maintains a website at www.FGIC.com.

The information relating to FGIC and its affiliates contained above has been furnished by FGIC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Financial Security Assurance, Inc. ("FSA"). Financial Security Assurance Holdings Ltd., through its insurance company subsidiaries, is primarily engaged in the business of providing financial guaranty insurance on public finance and asset-backed obligations in domestic and international markets. The company's principal insurance company subsidiary is FSA, a wholly owned New York insurance company. FSA wholly owns FSA Insurance Company ("FSAIC"). FSAIC is an Oklahoma insurance company that primarily provides reinsurance to FSA. FSA is a subsidiary of Dexia Holdings, Inc., which, in turn, is owned 90% by Dexia Credit Local S.A. and 10% by Dexia S.A. ("Dexia"). Dexia is a Belgian corporation whose shares are traded on the Euronext Brussels and Euronext Paris markets as well as on the Luxembourg Stock Exchange. Dexia is primarily engaged in the business of public finance, banking and investment management in France, Belgium, Luxembourg and other European countries, as well as in the United States. Dexia Credit Local is a wholly owned subsidiary of Dexia.

On October 12, 2009, Fitch downgraded its rating on FSA from AA+ to AA with a negative outlook. On July 28, 2009, Moody's affirmed its Aa3 rating on FSA, but expected that the performance of the firm's insured portfolio has substantially worsened, and placed FSA on review for possible downgrade. On July 17, 2009, Standard and Poor's confirmed its AAA rating of FSA, with a negative outlook. Any of Fitch, Moody's or Standard and Poor's may conclude that FSA will need to raise additional capital or take other measures, regardless of whether losses actually occur. As a result, the company may be required to take measures to preserve or raise capital, including through, among other things, increased use of reinsurance, capital contributions from Dexia or the issuance of debt securities.

FSA's net admitted assets and total liabilities as of June 30, 2009 were approximately $4.2 billion and $3.5 billion, respectively as compared to approximately $4.4 billion and $3.8 billion, respectively, as of December 31, 2008. Surplus as regards policyholders was approximately
$717 million as of June 30, 2009 and $620 million as of December 31, 2008.

On November 14, 2008, Dexia entered into a purchase agreement providing for the sale of FSA to Assured Guaranty Ltd. Pursuant to such agreement, the financial products operations were to be separated from the company's financial guaranty operations and retained by Dexia. The company ceased issuing guaranteed investment contracts and other investment agreements in November 2008 in anticipation of the sale of the company to Assured. This transaction was completed on July 1, 2009.

FSA maintains a website at www.fsa.com.

The information relating to FSA and its affiliates contained above has been furnished by FSA. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

National Public Finance Guarantee Corporation ("National"). National is an insurance subsidiary of MBIA, Inc., a Connecticut corporation. On February 25, 2008, MBIA Insurance Corporation ("MBIA") announced a plan to implement several initiatives in connection with the restructuring of its business over the next few years. A significant aspect of the plan was the creation of separate legal operating entities for MBIA's public, structured, and asset management businesses as soon as feasible, with a goal of within five years. As part of that plan, on February 18, 2009, MBIA announced it had formed a new public finance-only financial guarantee insurance company which would conduct business only in the United States. The new company initially did business as MBIA Illinois, but changed its name to National Public Finance Guarantee Corporation officially on March 19, 2009. Its initial portfolio of approximately $537 billion in net par outstanding as of February 18, 2009 consisted of both the U.S. public finance policies originally insured by MBIA and those reinsured as part of a 2008 portfolio transaction with FGIC. All of the existing affected policyholders were to have reinsurance provided by National through the cut-through provision in the reinsurance agreement and second-to-pay policies, which gave MBIA and FGIC policyholders the ability to make a claim for payment directly against National.

On September 28, 2009, Standard and Poor's affirmed its A rating on National with a developing outlook. On July 24, 2009, Moody's affirmed its rating on National of Baa1 with a developing outlook, citing that despite the company's strong capital profile and operational infrastructure, uncertainty was caused by ongoing litigation challenging the recent restructuring of the group and the extended timeframe over which such uncertainty may persist.

As of June 20, 2009, National's total net admitted assets were approximately $7.1 billion and its total liabilities were approximately $6.8 billion. Surplus as regards policyholders was approximately $354 million. At December 31, 2008, the net par amount outstanding on MBIA Corp.'s insured obligations, including insured obligations of MBIA UK, MBIA Mexico, and CapMAC but excluding obligations that were ceded or assigned to MBIA Illinois as of January 1, 2009 and also excluding approximately $8.4 billion of MBIA insured investment agreements and medium term notes for MBIA Asset Management was approximately $233 billion. Net insurance in force, which includes all insured debt service, at December 31, 2008 was approximately $290 billion. Statutory capital and surplus was approximately $3.5 billion and $3.7 billion at December 31, 2008 and 2007, respectively. For the year ended December 31, 2008, MBIA recorded a net loss of approximately $2.7 billion, compared with a net loss of $1.9 billion for the year ended December 31, 2007.

National maintains a website at www.nationalpfg.com/#/home.

The information relating to MBIA, National and their affiliates contained above has been furnished by MBIA and/or National. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Radian Asset Assurance, Inc. ("Radian"). Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London.

On April 8, 2009, Standard & Poor's lowered its rating on Radian to BB-from BBB+ with a negative outlook. On March 12, 2009, Moody's downgraded Radian to Ba1 from A3, with a stable outlook, thus concluding its credit watch review that was initiated on October 10, 2008. Radian Group Inc.'s management has stated that it has discontinued, for the foreseeable future, writing any new financial guaranty business in light of current market conditions, and that it intends to utilize Radian's available capital to support its mortgage insurance operations.

As of June 30, 2009, Radian had total net admitted assets of approximately $2.2 billion, total liabilities of approximately $1.3 billion, and had statutory policyholders' surplus of approximately $911 million. The net loss for the full year 2008 was approximately $(410.6) million. This compares to a net loss of approximately $(1.3) billion for the prior year.

Radian Group, Inc., parent company of Radian, maintains a website at www.radiangroupinc.com.

The information relating to Radian and its affiliates contained above has been furnished by Radian. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Syncora Guarantee Inc. (formerly XL Capital Assurance Inc.) ("Syncora"). Syncora is the sole subsidiary of Syncora Holdings Ltd., a holding company domiciled in Bermuda, and provides financial guarantee insurance and other credit enhancement for debt obligations in the U.S. and international capital markets, including municipal bonds, asset-backed securities, debt backed by utilities and selected infrastructure projects, future flow securitizations, bank deposit insurance and collateralized debt obligations.

On March 9, 2009, Moody's downgraded the insurance financial strength rating of Syncora to Ca from Caa1, with a developing outlook. On January 29, 2009, Standard & Poor's lowered its rating on Syncora to CC from B with a negative outlook. Both ratings agencies cited the company's run-off status, its impaired capital adequacy position due to large incurred losses among mortgage-related exposures as well as its impaired financial flexibility.

In its year-end 2008 annual statement, Syncora reported a statutory policyholders' deficit of approximately $2.4 billion, which would permit the New York Insurance Department to intervene in Syncora's operations and seek court appointment as rehabilitator or liquidator of the company. Syncora then engaged in settlement negotiations with its counterparties and launched a tender offer for insured residential mortgage-backed securities as part of a broader restructuring initiative. On July 17, 2009, Syncora announced that it completed substantially all of the steps of its comprehensive restructuring contemplated by the master transaction agreement between Syncora and certain financial counterparties to its credit default swap and financial guarantee policies and accepted the tender offer for certain residential mortgage-backed securities insured by Syncora. As a result, the company expected to remediate its policyholders' surplus deficit in the range of $3.9 and $4.1 billion. The restructuring was to relieve the company of approximately $6.0 billion in losses and loss reserves. The company expected that the successful remediation of its policyholders' surplus deficit would allow it to return to compliance with the New York State Insurance Department's minimum policyholders' surplus requirement of $65 million. Syncora is not currently writing new insurance business and, along with its newly formed financial guarantee insurance subsidiary, Syncora Capital Assurance Inc., will not resume writing new insurance business. The New York State Insurance Department approved the transactions relating to the restructuring and directed that, upon the completion of each of the transactions so approved, the company would confirm that such closings have occurred and the impairment to its policyholders' surplus had been removed.

As of June 30, 2009, Syncora had net admitted assets of approximately $3.5 billion and total liabilities of approximately $4.0 billion, and had statutory policyholders' surplus of approximately $(544) million and, accordingly, was not in compliance with its minimum policyholders' surplus requirement.

The company's website address is www.syncora.com/Guarantee/Home.aspx.

The information relating to Syncora and its affiliates contained above has been furnished by Syncora. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

The public can read and copy any materials the above referenced companies file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers, which may include the companies listed above, that file electronically with the SEC. The address of the SEC's website is www.sec.gov.

Municipal Bonds.

Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. Other bonds in the funds may be revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in the funds, both within a particular classification and between classifications, depending on numerous factors. A description of certain types of revenue bonds follows.

Healthcare Revenue Bonds. Certain of the bonds may be healthcare revenue bonds. Ratings of bonds issued for healthcare facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Single Family Mortgage Revenue Bonds. Certain of the bonds may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under
Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Multi-Family Mortgage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation the New York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992.

Water and Sewerage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Utility Revenue Securities. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from the sale of energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing legislation and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest on such bonds.

Lease Obligation Revenue Bonds. Certain of the bonds may be lease obligations issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings (schools, administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the "lessee"). Thus, these obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These obligations are also subject to construction and abatement risk in many states-rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee. In these cases, insurance provisions designed to alleviate this risk become important credit factors. In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the re-letting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard," which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate, even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

Industrial Revenue Bonds. Certain of the bonds may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a complete restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness, which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or affected. The IRBs in a fund may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other bonds in the funds prior to the stated maturity of such bonds.

Transportation Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Educational Obligation Revenue Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the funds. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Resource Recovery Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in the funds prior to the stated maturity of the Bonds.

Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the funds were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

Original Issue Discount Bonds. Certain of the bonds may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for

Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the bonds approach maturity.

When Issued Securities. "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to the Trust when the bonds are actually issued. Delivery of these Securities may be delayed or may not occur. Interest on these Securities does not begin accruing to the Trust until the Sponsor delivers them to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these Securities after their expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the Securities to the Trust. This could lower your first year estimated current return. In addition, you may experience gains or losses on these Securities from the time you purchase Units even though the Trust has not received them.

Zero Coupon Bonds. Certain of the original issue discount bonds may be zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero coupon bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond.

Premium Bonds. Certain of the bonds may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased by the fund were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value.

Special Tax Securities. Certain of the bonds may be special tax bonds payable from and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the purchase of fuel, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Securities. Certain of the bonds may be tax allocation bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

                          Colorado Trust Series

                   The First Trust(R) Combined Series

PROSPECTUS                                    NOTE: THIS PART THREE PROSPECTUS
Part Three                                               MAY ONLY BE USED WITH
Dated July 30, 2010                                      PART ONE AND PART TWO

Each Trust invests in a portfolio of tax-exempt municipal bonds issued by or on behalf of the State of Colorado (the "Bonds"). Each Trust seeks to provide investors with income exempt from federal and Colorado income tax and to preserve capital.

  All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             First Trust(R)

                             1-800-621-1675

                        Portfolios

Objectives.

Each Trust's objectives are to provide investors with income exempt from federal and Colorado income tax and to preserve capital by investing in tax-exempt municipal bonds issued by or on behalf of the State of Colorado.

There is no assurance that the objectives of a Trust will be achieved. See "Risk Factors" for a discussion of the risks of investing in the Trusts.

                     Estimated Returns

The Estimated Current and Long-Term Returns are estimates and are designed to be comparative rather than predictive. We cannot predict your actual return, which will vary with Unit price, how long you hold your investment and with changes in the portfolio, interest income and expenses. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions with respect to when the Securities pay interest and when distributions are paid by the Trust. Estimated Current Return equals the estimated annual interest income to be received from the Bonds less estimated annual Trust expenses, divided by the Public Offering Price per Unit (which includes the initial sales charge). Estimated Long-Term Return is a measure of the estimated return over the estimated life of a Trust and is calculated using a formula which (1) factors in the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Bonds, and (2) takes into account a compounding factor, the sales charge and expenses. Unlike Estimated Current Return, Estimated Long-Term Return reflects maturities, discounts and premiums of the Bonds in the Trusts. We will provide you with estimated cash flows for your Trust at no charge upon your request.

                       Risk Factors

Current Economic Conditions. In December 2008, the National Bureau of Economic Research officially announced that the U.S. economy has been in a recession since December 2007. This announcement came months after U.S. stock markets entered bear market territory after suffering losses of 20% or more from their highs of October 2007. This recession began with problems in the housing and credit markets, many of which were caused by defaults on "subprime" mortgages and mortgage-backed securities, eventually leading to the failures of some large financial institutions. Economic activity has now declined across all sectors of the economy, and the United States is experiencing increased unemployment. The current economic crisis has affected the global economy with European and Asian markets also suffering historic losses. Due to the current state of the economy, the value of the Securities held by the Trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet known and cannot be predicted.

The markets for credit instruments, including municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Liquidity in the municipal bond market (the ability to buy and sell bonds readily) has been reduced. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. In addition, during 2008, several major dealers of municipal bonds exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of a Trust's Securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. During times of reduced market liquidity, such as at the present, a Trust may not be able to sell Securities readily at prices reflecting the values at which the Securities are carried on a Trust's books. Sales of large blocks of securities by market participants, such as the Trust, that are seeking liquidity can further reduce security prices in an illiquid market.

In response to the current national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws.

Municipal Securities. The Trusts invest in tax-exempt municipal bonds. Municipal bonds are debt obligations issued by states or political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. In such an occurrence, you may not be able to reinvest the money you receive in other bonds that have as high a yield or as long a maturity.

Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from federal income taxation. The market for municipal bonds is generally less liquid than for other securities and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by a Trust and would therefore impact the price of both the Securities and the Units. The current economic downturn is negatively affecting towns, counties and school districts across the nation. In recognition of this fact, Moody's recently assigned a negative outlook to the creditworthiness of all local governments in the United States.

Acts of terrorism and any resulting damage may not be covered by insurance on the bonds. Issuers of the bonds may therefore be at risk of default due to losses sustained as a result of terrorist activities.

Educational Obligation Revenue Bonds. Because more than 25% of the portfolios of certain Trusts are invested in bonds which are payable from and secured by revenues derived from the operation of schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments, those Trusts are considered to be concentrated in educational obligation revenue bonds. A portfolio concentrated in a single industry may present more risks than a portfolio which is broadly diversified over several industries. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Transportation Facility Revenue Bonds. Colorado Insured Series 17 is considered to be concentrated in transportation facility revenue bonds. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Colorado. Because the Trusts are also concentrated in the bonds of issuers located in the State of Colorado, there may be more risk than if the bonds were issued by issuers located in several states. The financial condition of Colorado is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls. A somewhat ambiguous Constitutional Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The economy of the State continues to be dependent on tourism and its position as a transportation hub. These sectors tend to be cyclical. In addition, the State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

Discount Bonds. Discount bonds are bonds which have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. The market discount on previously issued bonds will increase when interest rates for newly issued comparable bonds increase and decrease when such interest rates fall, other things being equal. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Tax Status."

Original Issue Discount Bonds. A percentage of the Securities are considered original issue discount bonds. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. The Trust may also pay a premium when it buys a bond, even a bond issued with original issue discount. The Trust may be required to amortize the premium over the term of the bond and reduce its basis for the bond even though it does not get any deduction for the amortization. Therefore, sometimes the Trust may have a taxable gain when it sells a bond for an amount equal to or less than its original tax basis.

Premium Bonds. Premium bonds are bonds which have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trust were higher than the current market interest rates for newly issued bonds of comparable rating and type. The current returns of such bonds are initially higher than the current returns of comparable bonds issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemptions are more likely to occur at times when the bonds have an offering side valuation which represents a premium over par, or for original issue discount bonds, a premium over the accreted value. To the extent that the Securities were deposited in the Fund at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. The Trust may be required to sell zero coupon bonds prior to maturity (at their current market price which is likely to be less than their par value) in order to pay expenses of the Trust or in case the Trust is terminated. See "Removing Securities from the Trust" and "Amending or Terminating the Indenture."

Legislation/Litigation. From time to time, various legislative initiatives are proposed which may have a negative impact on the prices of certain of the municipal bonds represented in a Trust. In addition, litigation regarding any of the issuers of the municipal bonds, such as litigation affecting the validity of certain municipal bonds or the tax-free nature of the interest thereon, may negatively impact the value of these Bonds. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the value of the Bonds or of the issuers.

                      Public Offering

Sales Charge.

The following persons may purchase Units at the Public Offering Price less the applicable dealer concession:

- Employees, officers and directors of the Sponsor, our related companies and dealers.

- Immediate family members of the above (spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons).

                   Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which represent a concession or agency commission of 70% of the then current maximum sales charge.

                    Other Information

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

               Description of Bond Ratings*

             * As published by Standard & Poor's.

Standard & Poor's.

A Standard & Poor's issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial obligations as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings.

Issue credit ratings are based, in varying degrees, on Standard &
Poor's analysis of the following considerations:

1. Likelihood of payment: capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B   An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C   A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D   An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Expected Ratings are designated on the "Schedule of Investments" by an "(e)" after the rating code. Expected Ratings are intended to anticipate S&P's forthcoming rating assignments. Expected Ratings are generated by Bloomberg based on sources it considers reliable or established S&P rating practices. Expected Ratings exist only until S&P assigns a rating to the issue.

                             First Trust(R)

                          Colorado Trust Series

                   The First Trust(R) Combined Series

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                                 Sponsor:

                       First Trust Portfolios L.P.

                         120 East Liberty Drive
                         Wheaton, Illinois 60187
                             1-800-621-1675

                                Trustee:

                       The Bank of New York Mellon

                           101 Barclay Street
                        New York, New York 10286
                             1-800-813-3074
                          24-Hour Pricing Line:
                             1-800-446-0132

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

     PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

                             First Trust(R)

                        Colorado Trust Series

                   The First Trust(R) Combined Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of unit investment trusts ("Trusts") contained in the Trusts not found in the prospectus. This Information Supplement is not a prospectus and does not include all of the information you should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated July 30, 2010. Capitalized terms have been defined in the prospectus.

                            Table of Contents

Risk Factors                                                   1
   General                                                     2
   Colorado's Economic Outlook                                 2
   Net Assets                                                  3
   Capital Assets and Long-Term Debt Activity                  3
   Revenues and Expenditures                                   4
   Conditions Expected to Affect Future Operations             4
   Major Initiatives                                           4
   Budgetary Controls                                          4
   Debt Management                                             5
   Ratings                                                     5
   Local Issuances                                             5
Concentrations
   Educational Obligation Revenue Bonds                        5
   Transportation Facility Revenue Bonds                       5
Federal Tax-Free Income                                        6

Risk Factors.

Each Colorado Trust will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Colorado. The Trusts are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Colorado obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to

"conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain National issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

General. Colorado became the thirty-eighth state of the United States of America when it was admitted to the Union in 1876. Its borders encompass 104,247 square miles of the high plains and the Rocky Mountains with elevations ranging from 3,350 to 14,431 feet above sea level. The state's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services. Given the state's semiarid climate, water resource development, allocation, and conservation are ongoing issues for state management.

The state maintains a separation of powers utilizing three branches of government - executive, legislative, and judicial. The executive branch comprises four major elected officials - Governor, State Treasurer, Attorney General, and Secretary of State. Most departments of the state report directly to the Governor; however, the Departments of Treasury, Law, and State report to their respective elected officials, and the Department of Education reports to the elected State Board of Education. The elected officials serve four-year terms with a limit on the number of terms limited allowed.

The legislature is bicameral and comprises thirty-five senators and sixty-five representatives who are also term limited. It is a citizen legislature whose general session lasts 120 days beginning in January of each year. Special sessions may be called by the Governor at his discretion and are limited to the topics identified by the Governor. The legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant fiscal limitation is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

The Judicial Branch is responsible for resolving disputes within the state, including those between the executive and legislative branches of government, and for supervising offenders on probation. The branch includes the Supreme Court, Court of Appeals, and district and county courts, served by more than 300 justices and judges in 22 judicial districts across the state (excluding 17 Denver county court judges). Municipal courts are not part of the state system. There are also seven water courts, one in each of the major river basins. The Judicial Branch budget is appropriated by the legislature, and it is funded primarily from general-purpose revenues of the General Fund.

Economic Outlook. At the end of Fiscal Year 2008-09, the state's economy showed a declining rate of growth. General Fund revenues decreased by $980.0 million (13.1 percent) from the prior year. In absolute dollars, personal income in the state grew by approximately 4.9 percent for 2008 and is forecast to decrease by 0.9 percent for 2009. The growth in new state employment significantly declined with only 18,000 jobs added in 2008 and 86,000 forecast to be lost in 2009.

Inflation adjusted national gross domestic product (GDP) grew at an annual rate of 0.4 percent in calendar year 2008 and by an estimated 2.8 percent in the third quarter of 2009. Inflation adjusted GDP decreased
2.5 percent from the third quarter of 2008 to the third quarter of 2009 (all percentage changes in the balance of this paragraph are measured on the third quarter to third quarter basis). National personal consumption expenditures account for approximately two-thirds of GDP and were down
0.1 percent, while private domestic investment (including nonresidential structures, equipment and software, residential, and changes in inventories) was down 25.3 percent in aggregate. Residential investment declined 18.8 percent (fourteenth consecutive quarter of decline) and private investment related to nonresidential structures declined by 22.1 percent. Government spending exceeded the quarter-over-quarter growth rate at 2.0 percent largely related to a 5.7 percent increase in nondefense expenditures, as well as an increase in federal defense spending of 5.1 percent. Quarter-over-quarter exports declined by 10.8 percent and imports declined by 14.1 percent due to a weak global economy.

After six consecutive years of expansion, US real GDP became negative in the second half of 2008. Falling housing prices initiated numerous economic problems including the failure and near-failure of major financial institutions, employment losses averaging 420,000 jobs per month in the last quarter of 2008, and a sharp decline in energy prices after record increases during the first half of the year. Overall, these financial stresses reached a level not seen since the end of World War II as the US economy slid into a recession. In response to this turmoil, the U. S. Congress enacted a variety of measures to shore up financial institutions and the credit markets through the Troubled Asset Relief Program (TARP) and the American Reinvestment and Recovery Act (ARRA). TARP authorized $700 million in financial relief (of which $370 billion was eventually issued) for troubled financial institutions that had suffered severe losses, primarily due to investments in derivative instruments and the subprime lending market. ARRA provided $787 billion of federal funding to states and local governments primarily for job creation and retention and to help stabilize state budgets. At this time, the final impact of both of these acts cannot be determined, however, U.S. credit markets have not recovered to their pre-recession levels. It appears that inflationary fears caused by increased government spending under ARRA have not yet materialized, but the majority of dollars have not been spent yet and the national unemployment rate continues to be high.

The Colorado economy has traditionally lagged behind the national economy and the state remains mired in a recession. According to the state Office of Planning and Budgeting declining tax collections, home prices and retail sales coupled with increased unemployment have contributed to the weak economy. However, unemployment appears to have stabilized with actual job growth between June and July 2009 and OSPB is predicting a moderate recovery in 2010. Major indicators such as housing permits, labor variables and retail sales remain weak although they are stronger than the national economic indicators in general. Colorado is predicted as being one of the leaders of the national recovery due to its diversified economy with investments in the hi-tech and renewable energy sectors and a more stable housing market.

Net Assets. The most recently published financial statements for the State are for the fiscal year ended June 30, 2009. Assets of the state's governmental activities exceeded liabilities by $15,477.2 million, a decrease of $353.0 million as compared to the prior year amount of $15,830.2 million. The prime reason for the decrease was a reduction in cash and restricted cash balances of $663.0 million primarily in the Capital Projects fund ($287.4 million), the Highway User's Tax Fund ($186.1 million), and in Other Governmental Funds ($335.0 million) which were partially offset by a related increase in the General Fund of $158.9 million in cash. Assets of the state's business-type activities exceeded liabilities by $4,880.1 million, a decrease of $247.0 million as compared to the prior year amount of $5,127.1 million primarily due to increases in revenue bonds and certificates of participation issued by Higher Education Institutions and an increase in amounts payable to the federal government by CollegeInvest, the effect of which was partially offset by increases in capital assets and land at Higher Education Institutions. In total, net assets of the state decreased by $600.0 million to $20,357.3 million.

Governmental fund assets exceeded liabilities resulting in total fund balances of $4,785.1 million (prior year $5,312.0 million), of which, $3,308.3 million (prior year $3,701.7 million) was reserved, and the balance of $1,476.8 million (prior year $1,610.3 million) was unreserved. In total, governmental fund balances decreased $526.9 million from the prior year due to decreases in the Highway User's Tax Fund, the Capital Projects Fund, and in Other Governmental Funds, which were partially offset by an increase in the General Fund. The Highway User's Tax Fund decreased primarily due to the discontinuation of statutory transfers from Other Special Revenue Funds. The Capital Projects Fund decreased primarily due to the discontinuation of statutory transfers from the General Fund. The Other Governmental Funds decreased due to transfers to augment the General Fund's cash balance. The decreases in these three funds are a result of actions taken in response to the state's budget crises, as is the corresponding increase in the General Fund. The unreserved undesignated fund balance of the General Fund (on the GAAP basis) was $155.4 million and $0.0 million at June 30, 2009, and June 30, 2008, respectively, and the state did meet its mandatory reserve on a budgetary basis in both years. For Fiscal Year 2008-09, the state was only able to meet this reserve requirement due to legislation reducing the reserve amount from four percent to two percent and through transferring $815.3 million from various cash funds to augment the General Fund. The $128.0 million increase in total General Fund fund balance was primarily the result of these transfers which were necessary to offset declining tax revenues.

Enterprise Fund assets exceeded liabilities resulting in total net assets of $4,880.1 million (prior year $5,127.1 million), of which, $3,850.7 million (prior year $3,966.9 million) was restricted or invested in capital assets, and the balance of $1,029.4 million (prior year $1,160.2 million) was unrestricted. The total decrease of $247.0 million in Enterprise Fund net assets primarily occurred in the Unemployment Insurance fund due to a large increase in the amount of benefits paid which was partially offset by an increase in the Higher Education Institutions which included an allocation of $150.7 million of fund and Recovery Act (ARRA) from the State Fiscal Stabilization Fund.

Capital Assets and Long-Term Debt Activity. The state's investment in capital assets at June 30, 2009, was $17.4 billion ($16.6 billion in Fiscal Year 2007-08). Included in this amount were $6.0 billion of depreciable capital assets net of $3.9 billion of depreciation. Also included was $11.4 billion of land and non-depreciable infrastructure reported under the modified approach. The state added $1,157.3 million and $943.5 million of capital assets in Fiscal Year 2008-09 and 2007-08, respectively. Of the Fiscal Year 2008-09 additions, $405.1 million was recorded by governmental funds and $752.2 million was recorded by proprietary funds. General-purpose revenues funded $249.9 million of capital and controlled maintenance expenditures during Fiscal Year 2008-09 and the balance of capital asset additions was funded by federal funds, cash funds, or borrowing. The table below provides information on the state's capital assets by asset type for both governmental and business-type activities.

The state's major commitments for capital expenditures are reported in the attached financial statements as fund balances reserved for encumbrances. At June 30, 2009, the state had commitments of $128.0 million in the Capital Projects Fund ($255.1 million in Fiscal Year 2007-
08) and $915.4 million in the Highway Users Tax Fund ($711.4 million in Fiscal Year 2007-08). Certain construction projects of the Higher Education Institutions are not reported in the Capital Projects Fund because they are not subject to appropriation; additionally, commitments for the related capital expenditures are not shown because the enterprise funds do not report a reserve for encumbrances.

Revenues and Expenditures. The State Constitution indirectly limits the rate of spending increases and directly limits the state's ability to retain revenues collected over an amount set by a constitutional amendment commonly known as TABOR. Revenues in excess of the limit must be refunded to the taxpayers unless otherwise approved by the voters. In the November 2005 election, voters passed Referendum C, which allowed the state to retain revenues in excess of the limit for Fiscal Years 2005-06 through 2009-10. However, due to the economic downturn, the state did not have any revenues in excess of the TABOR limit for Fiscal Year 2008-09; the $0.7 million shown on the financial statements is the residual amount of a Fiscal Year 2004-05 TABOR refund that was not distributed as of June 30, 2009.

Conditions Expected to Affect Future Operations. Referendum C was passed by the voters in November 2005 and allowed the state to retain all revenues in excess of the TABOR limit for a five-year period through 2009-10. During that period, the state retained $3,593.6 million that it would have otherwise had to refund to state citizens. Due to the shortfall in current year revenues, no amount was retained in Fiscal Year 2008-09, and none is projected to be retained in Fiscal Year 2009-10.

The Public Employees Retirement Association (PERA) was severely affected by the global economic downturn beginning in 2008. A negative 26.0 percent return on investments in 2008 caused the funded ratio (actuarial value of assets, using a four-year smoothed-market value, divided by the actuarial accrued liability) of the State Division of PERA to decline from 73.3 percent to 67.9 percent. Because of the four-year smoothing, the full effect of the negative return is not reflected in the funding ratio. The current contribution rate of 12.95 percent is 1.5 percentage points (or 13.1 percent) above the average during the 1990s. PERA's actuary estimated that the contribution rate would need to have been
17.91 percent and 18.45 percent, respectively in 2008 and 2007 to achieve the 30-year amortization period required by the Governmental Accounting Standards Board. In the 2006 session, the Legislature approved a Supplemental Amortization Equalization Disbursement that will add three percentage points to the annual contribution in addition to the three percentage points required by the Amortization Equalization Disbursement (approved in the 2004 session). These increases will be phased in through 2013. Barring further changes, these two legislative changes increase the annual contribution in Fiscal Year 2013-14 and subsequent years to 16.15 percent of salary. PERA management has stated it plans to introduce legislation during the 2010 legislative session to address the funding deficiency.

In response to the global economic downturn that began during 2008, the United States Congress passed the American Recovery and Reinvestment Act
(ARRA) in February of 2009. ARRA is intended to stimulate the U. S. economy by providing $787 billion of funding to states for job creation and retention and to spur economic activity and long-term growth, as well as providing transparency and accountability in government spending. The Act as passed provided $288 billion in tax cuts, $224 billion for education, health care and entitlement programs, and $275 billion for various federal grants, contracts and loans. These funds are made available to the public through state and local governments. The State expects to receive approximately $5.7 billion dollars in ARRA funds with approximately $3.5 billion overseen or distributed by state governments. The most recently available information reported by the Governor's Economic Recovery Team indicates the state has received $1,650.6 million in total grant awards and received $583.9 million in funding, of which $344.7 million has been spent.

Major Initiatives. The General Assembly enacted and the Governor signed a large number of bills during the 2009 session. The main focus of the session was on budget balancing and revenue issues. Colorado is constitutionally required to maintain a balanced budget as well as a positive General Fund fund balance on the budgetary basis. These requirements, along with the other debt, revenue, and tax limitations in the Constitution necessitated a variety of legislative actions. A number of these legislative actions were specifically enacted to address declining state revenues due to the national recession.

Budgetary Controls. The General Assembly enacts the annual state budget for all ongoing programs, except for federal and custodial funds. New programs are funded for the first time in enabling legislation and are continued through the Long Appropriations Act in future periods. For the most part, appropriations lapse at the end of the fiscal year unless extenuating circumstances cause the State Controller to approve an appropriation roll-forward. Capital construction appropriations are normally effective for three years.

In developing the state's accounting system, consideration has been given to the adequacy of internal accounting controls. Internal accounting controls are designed to provide reasonable, but not absolute, assurance regarding the safeguarding of assets against loss from unauthorized use or disposition. Those controls also assure the reliability of financial records for preparing financial statements and maintaining the accountability for assets. The concept of reasonable assurance recognizes that the cost of a control should not exceed the benefits likely to be derived from that control. The evaluation of costs and benefits requires estimates and judgments by management. All internal control evaluations occur within this framework. We believe that the state's internal accounting controls adequately safeguard assets and provide reasonable assurance of proper recording of financial transactions.

Debt Management. The state is constitutionally prohibited from issuing general obligation debt except to fund buildings for state use, to defend the state or the U.S. (in time of war), or to provide for unforeseen revenue deficiencies. Except for exempt enterprises, the TABOR amendment requires a vote of the people for the creation of any debt unless existing cash reserves are irrevocably pledged to service the debt. The amendment does allow debt issuance to refinance a borrowing at a lower interest rate. These requirements limit management's ability to address revenue shortfalls by borrowing for capital expenditures. However, the state has issued Certificates of Participation (COPs) secured by buildings and vehicles and has issued revenue bonds that are secured by pledges of future revenues. In some instances the debt-financed asset generates the pledged revenue stream; in other instances, such as the Transportation Revenue Anticipation Notes (TRANs), the pledged revenue stream is future federal revenues and state highway users taxes. The state has other forms of borrowing that are small in relation to the revenue bonds and COPs.

Ratings. As of June 17, 2010, the State was given a credit issuer rating of AA with a stable outlook by Standard & Poor's Ratings Services and Aa1 with a stable outlook by Moody's Investor Service. Any explanation concerning the significance of such rating must be obtained from the rating agency. There is no assurance that any rating will continue for any period of time or that they will not be revised or withdrawn.In Fiscal Year 2007-08, the total principal amount of revenue bonds and COPs was 37.7 percent of net assets other than capital assets. In Fiscal Year 2008-09, that measure increased to 41.5 percent because noncapital net assets decreased 2.4 percent while the principal amount of revenue bonds and COPs increased by 7.4 percent. Total per capita borrowing including bonds, certificate of participation, mortgages, notes, and leases was $1,247 and $1,168 per person in Fiscal Years 2008-09 and 2007-08, respectively.

Local Issuances. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds contained in each Colorado Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds contained in each Colorado Trust, the market value or marketability of such Bonds or the ability of the respective issuers of such Bonds acquired by each Colorado Trust to pay interest on or principal of such Bonds.

Concentrations

Educational Obligation Revenue Bonds. Certain Trusts are considered to be concentrated in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Transportation Facility Revenue Bonds. An investment in Units of Colorado Insured Series 17 should be made with an understanding of the problems and risks inherent in investing in transportation facility revenue bonds. These bonds are obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Federal Tax-Free Income.

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trusts with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax free yields assuming the stated marginal federal tax rates for 2009 listed below. The table does not reflect (i) any Federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than Federal personal income taxes.

                                   COMBINED NATIONAL AND COLORADO STATE TAX EQUIVALENT TABLE

Taxable Income                              Combined                        Tax-Exempt Estimated Current Return
Single                Joint                 Tax
Return                Return                Rate         3.50%     4.00%     4.50%     5.00%     5.50%     6.00%     6.50%
                                                                         Equivalent Taxable Estimated Current Return
$     0-  8,375       $      0- 16,750       14.20%       4.08%     4.66%     5.24%     5.83%     6.41%     6.99%     7.58%
  8,375- 34,000         16,750- 68,000       18.90%       4.32%     4.93%     5.55%     6.17%     6.78%     7.40%     8.01%
 34,000- 82,400         68,000-137,300      28.50%       4.90%     5.59%     6.29%     6.99%     7.69%     8.39%     9.09%
 82,400-171,850        137,300-209,250      31.30%       5.09%     5.82%     6.55%     7.28%     8.01%     8.73%     9.46%
171,850-373,650        209,250-373,650      36.10%       5.48%     6.26%     7.04%     7.82%     8.61%     9.39%     10.17%
   Over 373,650           Over 373,650      38.00%       5.65%     6.45%     7.26%     8.06%     8.87%     9.68%     10.48%

                      CONTENTS OF POST-EFFECTIVE AMENDMENT
                           OF REGISTRATION STATEMENT

          This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

          The facing sheet

          The prospectus

          The signatures

          The Consent of Independent Registered Public Accounting Firm

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant, THE FIRST TRUST(R) COMBINED SERIES 278, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Wheaton and State of Illinois on July 30, 2010.

                                    THE FIRST TRUST(R) COMBINED SERIES 278
                                    (Registrant)

                              By:   FIRST TRUST PORTFOLIOS L.P.
                                    (Depositor)


                              By:   Jason T. Henry
                                    Senior Vice President

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:

          NAME                 TITLE*                      DATE

Judith  M.  Van  Kampen        Director                  )
                               of  The  Charger          )
                               Corporation,  the         ) July  30,  2010
                               General  Partner  of      )
                               First  Trust              )
                               Portfolios  L.P.          )
                                                         )
Karla  M.  Van  Kampen-Pierre  Director                  )
                               of  The  Charger          )
                               Corporation,  the         ) Jason  T.  Henry
                               General  Partner  of      ) Attorney-in-Fact**
                               First  Trust              )
                               Portfolios  L.P.          )
                                                         )
David  G.  Wisen               Director                  )
                               of  The  Charger          )
                               Corporation,  the         )
                               General  Partner  of      )
                               First  Trust              )
                               Portfolios  L.P.          )


          * The title of the person named herein represents his capacity in and relationship to First Trust Portfolios L.P., Depositor.

          **          An  executed  copy  of  the  related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of FT 597 (File No. 333-76518) and the same is hereby incorporated herein by this reference.

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 7 to Registration Statement 333-104436 of our report dated July 29, 2010, relating to the financial statements of The First Trust Combined Series 278,
Colorado Insured Series 20 Portfolio, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.





Deloitte  &  Touche  LLP
Chicago,  Illinois
July  29,  2010